UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22005

Allspring Global Dividend Opportunity Fund

(Exact name of registrant as specified in charter)

525 Market St., San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

Matthew Prasse

Allspring Funds Management, LLC

525 Market St., San Francisco, CA 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: October 31

Date of reporting period: April 30, 2022

ITEM 1. REPORT TO STOCKHOLDERS

Semi-Annual Report
April 30, 2022
Allspring Global Dividend Opportunity Fund (EOD)

The views expressed and any forward-looking statements are as of April 30, 2022, unless otherwise noted, and are those of the Fund's portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

Allspring Global Dividend Opportunity Fund  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this semi annual report for the Allspring Global Dividend Opportunity Fund for the six-month period that ended  April 30, 2022. Global stocks and bonds declined during a challenging period. Despite progress on a global economic recovery from COVID-19, persistently high inflation, concerns regarding anticipated tightening of central bank monetary policy and turmoil caused by the Russian invasion of Ukraine all led to a retreat from financial market gains made earlier in 2021. Major stock and bond indexes, both U.S. and global, had substantial six-month losses.
For the six-month period, U.S. stocks, based on the S&P 500 Index,1 returned -9.65%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned -11.87%, while the MSCI EM Index (Net) (USD),3 trailed both developed market benchmarks with a return of -14.15%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index,4 returned -9.47%, the Bloomberg Global Aggregate ex-USD Index,5 lost 13.25%, the Bloomberg Municipal Bond Index,6 returned -7.90%, and the ICE BofA U.S. High Yield Index,7 lost 7.22%.
Inflationary concerns and the Russia-Ukraine war caused markets to retreat.
In November 2021, as COVID-19 hospitalizations rose, most major global asset classes declined. Two exceptions were U.S. investment-grade bonds and Treasury Inflation-Protected Securities. President Biden signed a long-awaited infrastructure bill to upgrade U.S. roads, bridges, and railways. Meanwhile, the Consumer Price Index8, a measure of domestic inflation conditions, jumped to its highest level in 31 years. While the threat of consistently high inflation led the U.S. Federal Reserve (Fed) to discuss a faster pace of tapering, the Omicron strain created uncertainty. Commodities lost ground for the month, driven by sharp declines in oil prices (and energy costs in general) as well as precious metals.
Global volatility lessened in December as data indicated a lower risk of severe disease and death from the Omicron variant. Even so, several countries introduced restrictions on travel and hospitality, among other sectors, in an effort to reduce the spread. In the U.S., data indicated a stable economy overall, with robust corporate earnings. Consumer spending potential looked strong heading into 2022 on elevated household savings and the lowest household debt ratio since 1973. U.S. corporate and high-yield bonds had monthly gains while Treasuries declined. Bonds were strongly affected by the projection of multiple rate hikes in 2022 by senior Federal Open Market Committee members, up from previous projections of just one hike.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.
[4]	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
[5]	The Bloomberg Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.
[6]	The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2022. ICE Data Indices, LLC. All rights reserved.
[8]	The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.

2  |  Allspring Global Dividend Opportunity Fund

Letter to shareholders (unaudited)
In January 2022, the main focus was on potential U.S. interest rate hikes and the Russia-Ukraine conflict. The Fed hinted that a March interest rate increase was likely. Meanwhile, Russia threatened a potential invasion of Ukraine, which could disrupt Russia’s massive energy supplies and drive demand from non-Russian oil-producing countries. Elsewhere overseas, Europe saw food and energy prices spike, leading to rising inflation. Within fixed income, corporate bonds struggled in January, underperforming government bonds, as investors focused on continued elevated inflation and ongoing uncertainty over the U.S. monetary path.
The Russian invasion of Ukraine dominated the financial world in February and March. Equity, bond, and commodities markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics. Major global stock indexes were down in February, along with global bonds overall, with ongoing high levels of volatility in March along with mixed results that favored U.S. large-cap stocks. Prices of commodities spiked, including crude oil, natural gas, wheat, and precious metals, on elevated concerns of supply shortages. All of this fed already-high inflation concerns and added to expectations of more aggressive central bank interest rate hikes. Sweeping sanctions against Russia and corporate pullouts contributed to market volatility. Despite the geopolitical turmoil, the U.S. economic outlook remained largely unchanged, with a healthy job market and signs of economic resilience accompanying higher prices.
In April, market volatility continued, with deepening losses across major capital markets, as both the S&P 500 and MSCI ACWI (Net)1 fell 8% or more for the month. The Chinese economy struggled through a strict lockdown as the government tried to contain a major COVID-19 outbreak, creating a global ripple effect that compounded existing supply shortages. This was exacerbated by the impact of the Russia-Ukraine war on global commodities. Meanwhile, U.S. annual inflation raged at 8.5%, its highest level since 1981, and investors braced themselves for aggressive Fed monetary tightening moves.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Allspring Funds
“ The Russian invasion of Ukraine dominated the financial world in February and March. Equity, bond, and commodities markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics.”
“ U.S. annual inflation raged at 8.5%, its highest level since 1981, and investors braced themselves for aggressive Fed monetary tightening moves.”

For further information about your fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.

[1]	The MSCI ACWI (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. You cannot invest directly in an index.

Allspring Global Dividend Opportunity Fund  |  3

Letter to shareholders (unaudited)
Notice to Shareholders
■	On November 12, 2021, the Fund announced a renewal of its open-market share repurchase program (the “Buyback Program”). Under the renewed Buyback Program, the Fund may repurchase up to 10% of its outstanding shares in open market transactions during the period beginning on January 1, 2022 and ending on December 31, 2022. The Fund’s Board of Trustees has delegated to Allspring Funds Management, LLC, the Fund’s adviser, discretion to administer the Buyback Program, including the determination of the amount and timing of repurchases in accordance with the best interests of the Fund and subject to applicable legal limitations.
■	The Fund’s managed distribution plan provides for the declaration of quarterly distributions to common shareholders of the Fund at an annual minimum fixed rate of 9% based on the Fund’s average monthly net asset value per share over the prior 12 months. Under the managed distribution plan, quarterly distributions may be sourced from income, paid-in capital, and/or capital gains, if any. To the extent that sufficient investment income is not available on a quarterly basis, the Fund may distribute paid-in capital and/or capital gains, if any, in order to maintain its managed distribution level. You should not draw any conclusions about the Fund’s investment performance from the amount of the Fund’s distributions or from the terms of the managed distribution plan. Shareholders may elect to reinvest distributions received pursuant to the managed distribution plan in the Fund under the existing dividend reinvestment plan, which is described later in this report.
Notice to Shareholders
Russia launched a large-scale invasion of Ukraine on February 24, 2022. As a result of this military action, the United States and many other countries have instituted various economic sanctions against Russian and Belarus individuals and entities. The situation has led to increased financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities, such as oil and natural gas. The extent and duration of the military action, resulting sanctions imposed, other punitive action taken and the resulting market disruptions cannot be easily predicted.
Our solidarity and support goes out to our impacted employees and the people affected in Ukraine and their families. Allspring has a dedicated team of investment professionals actively monitoring the situation for any new developments and the potential impact to our clients and investment products. As the situation remains fluid, we are focused on the assessment of risks, valuation, and liquidity of impacted securities. Please visit our website at allspringglobal.com and click on “Russia-Ukraine Portfolio Impacts” for further information.

4  |  Allspring Global Dividend Opportunity Fund

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Performance highlights (unaudited)
Investment objective	The Fund's primary investment objective is to seek a high level of current income. The Fund's secondary objective is long-term growth of capital.
Strategy summary	The Fund allocates its assets between two separate investment strategies, or sleeves. Under normal market conditions, the Fund allocates approximately 80% of its total assets to an equity sleeve comprised primarily of common stocks and other equity securities that offer above-average potential for current and/or future dividends. This sleeve invests normally in approximately 60 to 80 securities, broadly diversified among major sectors and regions. The sector and region weights are typically within +/- 5 percent of weights in the MSCI ACWI Index (Net). The remaining 20% of the Fund's total assets is allocated to a sleeve consisting of below investment grade (high yield) debt, loans, and preferred stocks. The Fund also employs an option strategy in an attempt to generate gains on call options written by the Fund.
Adviser	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Justin P. Carr, CFA®‡, Harindra de Silva, Ph.D, CFA®‡, Vince Fioramonti, CFA®‡, Chris Lee, CFA®‡, Megan Miller, CFA®‡, Michael J. Schueller, CFA®‡

Average annual total returns (%) as of April 30, 2022[1]
	6 months	1 year	5 year	10 year
Based on market value	-10.21	-0.41	7.52	5.66
Based on net asset value (NAV)	-8.10	-2.57	6.80	5.95
Global Dividend Opportunity Blended Index[2]	-10.73	-5.27	8.24	8.29
ICE BofA U.S. High Yield Constrained Index[3]	-7.21	-4.96	3.54	5.19
MSCI ACWI Index (Net)[4]	-11.63	-5.44	9.46	9.21
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Performance figures of the Fund do not reflect brokerage commissions that a shareholder would pay on the purchase and sale of shares. If taxes and such brokerage commissions had been reflected, performance would have been lower. To obtain performance information current to the most recent month-end, please call 1-800-222-8222.
The Fund’s annualized expense ratio for the six months ended April 30, 2022, was 1.39% which includes 0.17% of interest expense.
[1]	Total returns based on market value are calculated assuming a purchase of common stock on the first day and a sale on the last day of the period reported. Total returns based on NAV are calculated based on the NAV at the beginning of the period and at the end of the period. Dividends and distributions, if any, are assumed for the purposes of these calculations to be reinvested at prices obtained under the Fund’s Automatic Dividend Reinvestment Plan.
[2]	Source: Allspring Funds Management, LLC. The Global Dividend Opportunity Blended Index is composed of 80% Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) Index (Net) and 20% ICE BofA U.S. High Yield Constrained Index. Prior to October 15, 2019, the Global Dividend Opportunity Blended Index was composed 65% of the MSCI ACWI Index (Net), 20% of the ICE BofA U.S. High Yield Constrained Index, and 15% of the ICE BofA Core Fixed Rate Preferred Securities Index. Prior to May 1, 2017, the Global Dividend Opportunity Blended Index was composed 65% of the MSCI ACWI Index (Net) and 35% of the ICE BofA Core Fixed Rate Preferred Securities Index. You cannot invest directly in an index.
[3]	The ICE BofA U.S. High Yield Constrained Index is a market-value-weighted index of all domestic and Yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3 but are not in default. The ICE BofA U.S. High Yield Constrained Index limits any individual issuer to a maximum of 2% benchmark exposure. You cannot invest directly in an index. Copyright 2022. ICE Data Indices, LLC. All rights reserved.
[4]	The MSCI ACWI Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6  |  Allspring Global Dividend Opportunity Fund

Performance highlights (unaudited)
Growth of $10,000 investment as of April 30, 2022[1]
[1]	The chart compares the performance of the Fund for the most recent ten years with the Global Dividend Opportunity Blended Index, ICE BofA U.S. High Yield Constrained Index and MSCI ACWI Index (Net). The chart assumes a hypothetical investment of $10,000 investment and reflects all operating expenses of the Fund.

Comparison of NAV vs. market value[1]
[1]	This chart does not reflect any brokerage commissions charged on the purchase and sale of the Fund’s common stock. Dividends and distributions paid by the Fund are included in the Fund’s average annual total returns but have the effect of reducing the Fund’s NAV.

Allspring Global Dividend Opportunity Fund  |  7

Performance highlights (unaudited)
Risk summary
This closed-end fund is no longer available as an initial public offering and is only offered through broker-dealers on the secondary market. A closed-end fund is not required to buy its shares back from investors upon request. Shares of the Fund may trade at either a premium or discount relative to the Fund’s net asset value, and there can be no assurance that any discount will decrease. The values of, and/or the income generated by, securities held by the Fund may decline due to general market conditions or other factors, including those directly involving the issuers of such securities. Equity securities fluctuate in value in response to factors specific to the issuer of the security. Small and mid-cap securities may be subject to special risks associated with narrower product lines and limited financial resources compared with their large-cap counterparts, and, as a result, small and mid-cap securities may decline significantly in market downturns and may be more volatile than those of larger companies due to their higher risk of failure. Debt securities are subject to credit risk and interest-rate risk, and high yield securities and unrated securities of similar credit quality have a much greater risk of default and their values tend to be more volatile than higher-rated securities with similar maturities. Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability, and foreign currency fluctuations. Risks of foreign investing are magnified in emerging or developing markets. Derivatives involve risks, including interest-rate risk, credit risk, the risk of improper valuation, and the risk of non-correlation to the relevant instruments they are designed to hedge or closely track. There are numerous risks associated with transactions in options. The values of options written or purchased by the Fund will be affected by, among other factors, changes in the values of underlying indices or securities, changes in the dividend rates of underlying securities, changes in interest rates, changes in the actual or perceived volatility of the stock market and underlying securities, and the remaining time to an option’s expiration. There are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. The Fund is leveraged through a revolving credit facility and also may incur leverage by issuing preferred shares in the future. The use of leverage results in certain risks, including, among others, the likelihood of greater volatility of the net asset value and the market value of common shares.
More detailed information about the Fund’s investment objective, principal investment strategies and the principal risks associated with investing in the Fund can be found on page 13.

8  |  Allspring Global Dividend Opportunity Fund

Performance highlights (unaudited)
MANAGER'S DISCUSSION
Overview
The Fund’s return based on market value was -10.21% for the six-month period that ended April 30, 2022. During the same period, the Fund’s return based on its net asset value (NAV) was -8.10%. Based on both its market value and its NAV return, the Fund outperformed the Global Dividend Opportunity Blended Index, which returned -10.73% for the six-month period that ended April 30, 2022.
Global equities moved higher to cap off a strong 2021 before selling off sharply in early 2022.
Throughout most of 2021, global equity markets were supported by robust corporate earnings and consumer spending, still-accommodative monetary policy, and an improving labor market. Toward the end of the year, global equities overcame rising inflation, slowing economic growth, supply chain disruptions, waning fiscal stimulus, and the emergence of the Omicron variant of COVID-19.
Ten largest holdings (%) as of April 30, 2022[1]
Microsoft Corporation	3.68
Apple Incorporated	3.31
UnitedHealth Group Incorporated	2.08
Visa Incorporated Class A	2.05
AbbVie Incorporated	2.02
Costco Wholesale Corporation	1.88
Bristol-Myers Squibb Company	1.80
CVS Health Corporation	1.80
ConocoPhillips	1.74
Alphabet Incorporated Class A	1.70
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.
A volatile start to 2022 began with January’s market correction and concluded with a rally in March that partially offset some of the earlier losses. The global economy continued to rebound in early 2022, showing minimal disruption by the Omicron wave of COVID-19. However, the post–Cold War era effectively ended on February 24, when Russia’s full-scale invasion of Ukraine triggered the largest European military conflict since World War II. As shockwaves rippled across global commodities markets, a U.S.- and European Union-led coalition of governments, central banks, and corporations imposed unprecedented sanctions designed to isolate and financially cripple Russia, the world’s third-largest oil producer. The fallout from Russia’s aggression sparked the worst global energy crisis since the 1970s. By April, global equity markets came under intense pressure from elevated inflation, surging energy prices, slowing growth, tightening monetary policy, and Russia’s ongoing war with Ukraine.
The option overlay* is a short-call strategy written on a portion of the Fund’s global equity allocation. The combined global equity and short option portfolio create a global covered call portfolio. Over the long run, a covered-call strategy targets additional yield and lower risk, compared with a passive allocation to equity. The option overlay is expected to add value in flat-to-down markets and in above-average volatility environments.
Sector allocation as of April 30, 2022[1]
[1]	Figures represent the percentage of the Fund's long-term investments. These amounts are subject to change and may have changed since the date specified.
High-yield bond spreads widen, reflecting rising risks.
During the period, the ICE BofA U.S. High Yield Constrained Index returned -7.21%, driven primarily by rising U.S. Treasury yields and by wider spreads. Over the past six

*	The option overlay is compared with the option-only returns of the U.S.-based covered call benchmarks, the Chicago Board Options Exchange (CBOE) S&P 500 BuyWrite (BXM) Index and the CBOE S&P 500 2% OTM BuyWrite (BXY) Index. The CBOE S&P 500 BuyWrite (BXM) is a benchmark index designed to track the performance of a hypothetical buy-write strategy on the S&P 500 Index. The CBOE S&P 500 2% OTM BuyWrite (BXY) Index is a new index that uses the same methodology as BXM, but is calculated using out-of-the-money S&P 500 Index (SPX) call options, rather than at-the-money SPX call options. We adjust the benchmarks to assume 50% written on equity and report only the option return. The unadjusted BXM Index and BXY Index returned -1.81% and -5.57%, respectively, from October 31, 2021 to April 30, 2022. You cannot invest directly in an index.

Allspring Global Dividend Opportunity Fund  |  9

Performance highlights (unaudited)
months, the yield on the benchmark 5-year Treasury rose to 2.96% from 1.19%. High-yield spreads widened by 88 basis points (bps; 100 bps equal 1.00%) pushing the high-yield index yield to 7.06%.
One unintended consequence of the fiscal and monetary stimulus that aided market valuations and the economic recovery in 2020 is high inflation which has moved quickly from being considered transitory to being persistent. The U.S. Consumer Price Index* rose from 4% to 8.5% over the past 12 months.
The Fund adapted to market volatility and an improving environment for dividend-paying stocks.
To deliver a higher dividend relative to the benchmark, the strategy has a higher exposure to dividend payers and a lower exposure to growth companies that do not pay dividends. The outperformance of cyclical value provided a favorable environment for dividend-paying stocks, as many companies that suspended dividends in 2020 restored their dividend policy. As inflation metrics have risen, the strategy has reduced its weighting in sectors that are more economically exposed, particularly industrials and banking, as growth may be peaking amid central bank tightening. The strategy maintains an overweight in less–economically sensitive sectors such as health care and information technology, where prospects related to cloud computing continue to grow.
Global equity markets performed poorly during this period, with the MSCI ACWI Index (Net) returning -11.63%. Investor concerns of the geopolitical implications of Russian’s invasion of Ukraine and the U.S. Federal Reserve’s tightening cycle led to a tough start to 2022. The decline in equity valuation caused option-implied volatilities to substantially increase. The option-implied volatility, as measured by the VIX Index**, increased from 16.3 to 33.4 over the six-month period, ending above the index’s long-run average. As expected, the option overlay added value to the Fund during the period as equity markets declined and volatility increased.
High inflation tends to have a disproportionate effect on sub investment–grade bond issuers. Identifying attractively priced idiosyncratic credits from those that are vulnerable to inflation, and diversifying bets among them, have been top priorities.
Credit quality as of April 30, 2022[1]
[1]	The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the portfolio with the ratings depicted in the chart are calculated based on the market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of the three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality distribution is subject to change and may have changed since the date specified.
Health care, communication services, and energy stocks contributed to relative performance.
The health care sector is typically viewed as a safe haven of quality growth against rising rates, and it currently trades at a discount on earnings relative to the overall market. Two of the fund’s health care holdings, AbbVie Inc. and Bristol-Myers Squibb Co., each returned close to 30% during the period. Two telecommunications companies, Vodacom Group*** and Vodafone Group Plc, held up well as investors sought lower-beta (less-volatile), defensive stocks during the market selloff. The strategy also benefited from an overweight to the energy sector, which was boosted by an oil price shock,

*	The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.
**	The VIX Index is a financial benchmark designed to be an up-to-the-minute market estimate of the expected volatility of the S&P 500® Index, and is calculated by using the midpoint of real-time S&P 500 Index (SPX) option bid/ask quotes. You cannot invest directly in an index.

***	This security was no longer held at the end of the reporting period.

10  |  Allspring Global Dividend Opportunity Fund

Performance highlights (unaudited)
supply shortages, and geopolitical turmoil. Devon Energy Corp. (+49%) and ConocoPhillips (+29%) benefited from this environment, as both companies maintained capital discipline, reported strong earnings, and returned cash to shareholders.
Top high-yield contributors include technology, health care, and utilities.
Security selection, particularly within technology, health care, and utilities credits, led to outperformance. The Fund’s ratings allocation (overweight B-rated and underweight BB- and CCC-rated securities), and overweight allocation to shorter maturities also contributed to outperformance.
Financials, consumer staples, and real estate detracted from relative performance.
Financials, particularly banks, traded lower over concerns about lower net interest margins or perhaps about widening spreads leading to higher defaults. ING Group fell 35% while BNP Paribas and KeyCorp each declined more than 20%. In March, we sold out of our position in ING Group. L’Oréal*, a French cosmetics company, reported strong organic growth but its shares fell 14% over concerns about China’s lockdowns and rising inflation. Logan Group, a Chinese real estate developer, plummeted after a credit downgrade triggered an acceleration of the company’s off-balance-sheet debt repayments. We sold our position in Logan Group in early February.
Geographic allocation as of April 30, 2022[1]
[1]	Figures represent the percentage of the Fund's long-term investments. These amounts are subject to change and may have changed since the date specified.
Major high-yield detractors included energy, cable, and pharmaceuticals.
The main detractors from performance over the six months came from the energy, cable, and pharmaceuticals sectors. The energy sector’s poor performance was more attributable to interest rate volatility than credit fundamentals, which have continued to improve. Potential equity-friendly corporate actions weighed on the performance of worst-performing pharmaceutical and cable bonds. These included a potential business spin-off and a possible management buyout that would increase the company's debt. The Fund's use of leverage had a negative impact on total return performance during this reporting period.
We expect the post-pandemic recovery to continue to decelerate in 2022 as financial conditions tighten.
As the cycle matures, the question is less about value and more about the type of value. The evolution of real rates and growth will be important to watch, as changes in inflation expectations can affect the fundamental drivers of return differently. As seen in the first few months of 2021, deep value and risk were strongly rewarded, as we were still early in the cycle. In 2021, earnings did the heavy lifting and returns were attributed mainly to earnings growth, not expansion of stock valuations (multiples).
For 2022, given a slowing growth backdrop and tightening financial conditions, we doubt we will see broad-based multiples expansion. Strong revenue growth could offset some margin compression, but we expect that in 2022 there will be a sifting between firms that can maintain their margins and expand market share versus those that cannot. As the economic data continues to decelerate from the lofty levels of the post-pandemic restart, we would expect the market to emphasize higher-quality stocks.
The path forward will likely be volatile, as equity markets will be highly susceptible to geopolitical tensions and changes in monetary policy. As we monitor the macroeconomic environment, we will continue to diligently focus on company fundamentals and disciplined portfolio risk management.
We expect implied volatility to maintain higher levels while investor uncertainty prevails. Higher levels of volatility should present a good opportunity for the option overlay strategy in the Fund.

*	This security was no longer held at the end of the reporting period.

Allspring Global Dividend Opportunity Fund  |  11

Performance highlights (unaudited)
High-yield fundamentals are strong, but companies face inflation. Fortunately, many companies extended maturities and deleveraged their balance sheets when rates were lower. Distressed credits, those whose bonds trade with spreads greater than 1,000 bps, comprise just 2.5% of the market. Typically, about half of these distressed credits will default. If that pattern holds, next year’s default rate would be just 1.25%; in historical terms, this is still quite low. Nevertheless, we do believe challenging macroeconomic conditions make the probability of a recession in the next 12 months higher than it was 6 months ago. Staying disciplined to a comprehensive credit underwriting process will allow us to construct a portfolio that can better withstand a potential recession and inflation, and, we believe, is truly distinct from the market.
Fund distributions
Pursuant to an exemptive order issued by the Securities and Exchange Commission (the “Order”), the Fund is authorized to distribute long-term capital gains to shareholders more frequently than once per year. Pursuant to the Order, the Fund’s Board of Trustees approved a managed distribution plan pursuant to which the Fund makes quarterly cash distributions to common shareholders. The Fund’s managed distribution plan had no effect on the Fund’s investment strategy during the six months ended April 30, 2022 and is not expected to have such an effect in future periods, but distributions in excess of Fund returns will cause its NAV per share to erode. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of its distribution or from the terms of its managed distribution plan. For the six month ended April 30, 2022, the Fund’s total distributions were $0.27 per share. The Fund’s distributions may be comprised of amounts characterized for federal income tax purposes as qualified and non-qualified ordinary dividends, capital gains and non-dividend distributions, also known as return of capital distributions. The federal income tax character of distributions is determined after the end of the calendar year and reported to shareholders on Form 1099-DIV.

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Objective, strategies and risks (unaudited)
Investment objective
The Fund’s primary investment objective is to seek a high level of current income. The Fund’s secondary objective is long-term growth of capital. The Fund’s investment objectives are non-fundamental policies and may be changed by the Trustees without prior approval of the Fund’s shareholders.
Principal investment strategies
The Fund allocates its assets between two separate investment strategies, or sleeves, equity and high yield. Under normal market conditions, the Fund allocates approximately 80% of its total assets to an equity sleeve comprised primarily of a diversified portfolio of common stocks of U.S. and non-U.S. companies and other equity securities that offer above-average potential for current and/or future dividends. The remaining 20% of the Fund’s total assets is allocated to a sleeve consisting of below investment-grade (high yield) debt securities, loans, and preferred stocks. The Fund also employs an option strategy in an attempt to generate gains on call options written by the Fund.
Equity Sleeve. The Fund’s equity sleeve invests normally in approximately 60 to 80 securities, broadly diversified among major sectors and regions. The sector and region weights are typically within +/- 5 percent of weights in the MSCI ACWI Index. Region weights are managed according to Wells Capital Management’s proprietary region classification. We target an overall portfolio dividend yield higher than that of the MSCI ACWI Index. The equity sleeve of the Fund may hold equity securities of companies of any size, including companies with large, medium, and small market capitalizations. The equity sleeve of the Fund may hold equity securities issued by domestic or foreign issuers, including emerging market issuers. The equity sleeve of the Fund will likely include primarily common stocks, although the Fund may also invest in preferred stocks, and securities convertible into or exchangeable for common stock, such as convertible preferred stocks.
Our approach is to lever the best attributes of quantitative tools and fundamental analysis. Our quantitative model casts a wide net to identify buy and sell candidates in our investment universe. Our fundamental overlay gives us the conviction that we need to build a portfolio that both targets high levels of income while still maintaining a broad-based, well-diversified exposure.
We employ a proprietary, quantitative model to evaluate all companies in the investment universe. The model draws from a factor library containing both cross-sectional and sector-specific factors. It seeks to identify companies that provide attractive dividend yields, but also have favorable quality characteristics and growth potential. The model is comprised of three unique factor groupings: valuation, quality and momentum. The valuation factors identify companies that are undervalued relative to their peers; the quality factors identify companies with strong management and profitability; and the momentum factors identify companies that have market support and positive investor sentiment. The factor composition of the model is reviewed and refreshed each quarter through a dynamic process called re-specification. The process enhances the predictive power of the model by considering recent changes in the underlying drives of stock price movement.
As previously mentioned, the investment approach combines the objectivity and repeatability of quantitative modeling with a qualitative review and validation of every stock that is added to the portfolio. The qualitative review helps us build conviction in the positions that we put into the portfolio by considering data that is more difficult to process and consume systematically in a timely fashion. We use additional sources of information such as news sentiment data, research reports, short interest data and a multitude of other resources to uncover nuances within companies that a traditional systematic strategy may not identify. Through this analysis we seek to verify that the financials driving the quantitative model reflect the true prospects of the business, identify non-quantifiable opportunities and the risks in companies, and avoid value traps (which are ever-present risk in dividend strategies).
Material Changes During the Report Period: As of the date of this report, there have been no material changes made to the equity sleeve of the Fund during this report period.
High Yield Sleeve. Under normal market conditions, the Fund allocates approximately 20% of its total assets to an investment strategy that focuses on U.S. dollar-denominated below investment-grade bonds (including convertible bonds), debentures, and other income obligations, including loans and preferred stocks (often called “high yield” securities or “junk bonds”). We may invest in below investment-grade debt securities of any credit quality, however, we may not purchase securities rated CCC or below if 20% of the sleeve’s assets are already held with such a rating. We are not required to sell securities rated CCC or below if the 20% limit is exceeded due to security downgrades.
The sleeve will not invest more than 20% of its total assets in convertible instruments (convertible bonds and preferred stocks). The sleeve may invest up to 10% of its total assets in U.S. dollar–denominated securities of foreign issuers, excluding emerging markets securities.
For purposes of the Fund’s credit quality policies, if a security receives different ratings from nationally recognized securities rating organizations, the Fund will use the rating that the portfolio managers believe is most representative of the security’s

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Objective, strategies and risks (unaudited)
credit quality. The Fund’s high yield securities may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, contingent, deferred, payment in kind and auction rate features. The sleeve may invest in securities with a broad range of maturities.
The Fund’s high yield sleeve is managed following a rigorous investment process that emphasizes both quality and value. The research driven approach includes both a top-down review of macroeconomic factors and intensive, bottom-up scrutiny of individual securities. We consider both broad economic and issuer specific factors in selecting securities for the high yield sleeve. In assessing the appropriate maturity and duration for the Fund’s high yield sleeve and the credit quality parameters and weighting objectives for each sector and industry in this portion of the Fund’s portfolio, we consider a variety of factors that are expected to influence the economic environment and the dynamics of the high yield market. These factors include fundamental economic indicators, such as interest rate trends, the rates of economic growth and inflation, the performance of equity markets, commodities prices, Federal Reserve monetary policy and the relative value of the U.S. dollar compared to other currencies. Once we determine the preferable portfolio characteristics, we conduct further evaluation to determine capacity and inventory levels in each targeted industry. We also identify any circumstances that may lead to improved business conditions, thus increasing the attractiveness of a particular industry. We select individual securities based upon the terms of the securities (such as yields compared to U.S. Treasuries or comparable issues), liquidity and rating, sector and issuer diversification. We also employ due diligence and fundamental research to assess an issuer’s credit quality, taking into account financial condition and profitability, future capital needs, potential for change in rating, industry outlook, the competitive environment and management ability.
The analysis of issuers may include, among other things, historic and current financial conditions, current and anticipated cash flow and borrowing requirements, value of assets in relation to historical costs, strength of management, responsiveness to business conditions, credit standing, the company’s leverage versus industry norms and current and anticipated results of operations. While we consider as one factor in our credit analysis the ratings assigned by the rating services, we perform our own independent credit analysis of issuers.
In making decisions for the high yield sleeve, we rely on the knowledge, experience and judgment of our team who have access to a wide variety of research. We apply a strict sell discipline, which is as important as purchase criteria in determining the performance of this portion of this portfolio. We routinely meet to review profitability outlooks and discuss any deteriorating business fundamentals, as well as consider changes in equity valuations and market perceptions before selling securities.
We regularly review the investments of the portfolio and may sell a portfolio holding when it has achieved its valuation target, there is deterioration in the underlying fundamental of the business, or we have identified a more attractive investment opportunity.
Material Changes During the Report Period: As of the date of this report, there have been no material changes made to the high yield sleeve of the Fund during this report period.
Option Strategy. The Fund also employs an option strategy in an attempt to generate gains from the premiums on call options written by it on selected U.S. and non-U.S.-based securities indices, on exchange-traded funds providing returns based on certain indices, countries, or market sectors, and, to a lesser extent, on futures contracts and individual securities. The Fund may write covered call options or secured put options on individual securities and/or indexes. The Fund may also purchase call or put options.
The Fund may write call options with an aggregate net notional amount of up to 50% of the value of the equity sleeve’s total assets. The extent of the Fund’s use of written call options will vary over time based, in part, on our assessment of market conditions, pricing of options, related risks, and other factors. The Fund will limit option writing to an aggregate net notional amount less than the value of the Fund’s equity securities in order to allow the Fund potentially to benefit from capital gains on its equity sleeve. The aggregate net notional amount of the open option positions sold by the Fund will never exceed the market value of the Fund’s equity investments. For these purposes, the Fund treats options on indices as being written on securities having an aggregate value equal to the face or notional amount of the index subject to the option. At any time we may limit, or temporarily suspend, the option strategy.
We will attempt to maintain for the Fund written call option positions on equity indices whose price movements, taken in the aggregate, correlate to some degree with the price movements of some or all of the equity securities held in the Fund’s equity sleeve. The Fund may write index call options that are “European style” options, meaning that the options may be exercised only on the expiration date of the option. The Fund also may write index call options that are “American style” options, meaning that the options may be exercised at any point up to and including the expiration date. The Fund expects to use primarily listed/ exchange-traded options contracts and may also use unlisted (or “over-the-counter”) options.

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Objective, strategies and risks (unaudited)
We will actively manage the Fund’s options positions using a proprietary quantitative and statistical analysis in an attempt to identify option transactions for the Fund that produce attractive current income for the Fund with appropriate limitations on the potential losses to the Fund from those transactions. We may attempt to preserve for the Fund the potential to realize a portion of any increases in the values of its portfolio securities by writing options that are out-of-the-money (that is, whose strike price is higher than the current market value or level of the underlying index), by limiting the amount of options the Fund writes, and by attempting, through use of quantitative and statistical analysis, to identify options that are likely to provide current income without undue risk of an untimely exercise.
Material Changes During the Report Period: As of the date of this report, there have been no material changes made to the option sleeve of the Fund during this report period.
The Fund’s Overall Portfolio. We monitor the weighting of each investment strategy within the Fund’s portfolio on an ongoing basis and rebalance the Fund’s assets when we determine that such a rebalancing is necessary to align the portfolio in accordance with the investment strategies described above. From time to time, we may make adjustments to the weighting of each investment strategy. Such adjustments would be based on our review and consideration of the expected returns for each investment strategy and would factor in the stock, bond and money markets, interest rate and corporate earnings growth trends, and economic conditions which support changing investment opportunities.
The Fund may enter into transactions including, among others, options, futures and forward contracts, loans of portfolio securities, swap contracts, and other derivatives, as well as when-issued, delayed delivery, or forward commitment transactions, that may in some circumstances give rise to a form of leverage. The Fund may use some or all of these transactions from time to time in the management of its portfolio, for hedging purposes, to adjust portfolio characteristics, or more generally for purposes of attempting to increase the Fund’s investment return. There can be no assurance that the Fund will enter into any such transactions at any particular time or under any specific circumstances. The Fund expects to issue preferred shares or debt securities, or to borrow money, for leveraging purposes. By using leverage, the Fund seeks to obtain a higher return for holders of common shares than if it did not use leverage. Leveraging is a speculative technique, and there are special risks involved. There can be no assurance that any leveraging strategies, if employed by the Fund, will be successful, and such strategies can result in losses to the Fund.
The investment policies of the Fund described above are non-fundamental and may be changed by the Board of Trustees of the Fund so long as shareholders are provided with at least 60 days prior written notice of any change to the extent required by the rules under the 1940 Act.
Other investment techniques and strategies
As part of or in addition to the principal investment strategies discussed above, the Fund may at times invest a portion of its assets in the investment strategies and may use certain investment techniques as described below.
Preferred Shares. The Fund may invest in preferred shares. Preferred shares are equity securities, but they have many characteristics of fixed income securities, such as a fixed dividend payment rate and/or a liquidity preference over the issuer’s common shares. However, because preferred shares are equity securities, they may be more susceptible to risks traditionally associated with equity investments than the Fund’s fixed income securities.
Real Estate Investment Trusts. The Fund may invest a portion of its assets in REITs. REITs primarily invest in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. The Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the Fund. Distributions received by the Fund from REITs may consist of dividends, capital gains, and/or return of capital.
Loans. The high yield sleeve of the Fund may invest in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. The loans in which the sleeve invests primarily consist of direct obligations of a borrower. The high yield sleeve of the Fund may invest in a loan at origination as a co-lender or by acquiring in the secondary market participations in, assignments of or novations of a corporate loan. By purchasing a participation, the high yield sleeve of the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a borrower. The participations typically will result in the Fund having a contractual relationship only with the lender, not the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. Many such loans are secured, although some may be

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Objective, strategies and risks (unaudited)
unsecured. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Direct debt instruments may involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the Fund in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The markets in loans are not regulated by federal securities laws or the U.S. Securities and Exchange Commission.
Asset-backed securities: The high-yield sleeve may invest in asset-backed securities but will not invest in mortgage-backed securities. Asset-backed securities represent participations in and are secured by and payable from assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables.
Derivatives. The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity, fixed-income and interest rate indices, and other financial instruments, purchase and sell financial futures contracts and options thereon, and enter into various interest rate transactions such as swaps, caps, floors or collars. The Fund also may purchase derivative instruments that combine features of these instruments. Collectively, all of the above are referred to as “derivatives.” The Fund generally seeks to use derivatives as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund’s portfolio, protect the value of the Fund’s portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate exposure of the Fund, manage the effective maturity or duration of the Fund’s portfolio, or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities.
The Fund may use a variety of other derivative instruments (including both long and short positions) for hedging purposes, to adjust portfolio characteristics, or more generally for purposes of attempting to increase the Fund’s investment return, including, for example, buying and selling call and put options, buying and selling futures contracts and options on futures contracts, and entering into forward contracts and swap agreements with respect to securities, indices, and currencies. There can be no assurance that the Fund will enter into any such transaction at any particular time or under any specific circumstances.
With respect to the high yield sleeve, investments in derivatives are limited to 10% of the sleeve’s total assets in futures and options on securities and indices and in other derivatives. In addition, the sleeve may enter into interest rate swap transactions with respect to the total amount the high yield sleeve is leveraged in order to hedge against adverse changes in interest rates affecting dividends payable on any preferred shares or interest payable on borrowings constituting leverage. In connection with any such swap transaction, the Fund will segregate liquid securities in the amount of its obligations under the transaction.
The high yield sleeve does not use derivatives as a primary investment technique and generally does not anticipate using derivatives for non-hedging purposes. In the event the sleeve uses derivatives for non-hedging purposes, no more than 3% of the sleeve’s total assets will be committed to initial margin for derivatives for such purposes. The sleeve may use derivatives for a variety of purposes, including as a hedge against adverse changes in securities market prices or interest rates and as a substitute for purchasing or selling securities.
Futures Contracts. In addition to the strategies described above, the Fund may purchase or sell futures contracts on foreign securities indices and other assets. The Fund may use futures contracts for hedging purposes, to adjust portfolio characteristics, or more generally for purposes of attempting to increase the Fund’s investment return.
Other Investment Companies. The Fund may invest in shares of other affiliated or unaffiliated open-end investment companies (i.e., mutual funds), closed-end funds, exchange-traded funds (“ETFs”), UCITS funds (pooled investment vehicles established in accordance with the Undertaking for Collective Investment in Transferable Securities adopted by European Union member states) and business development companies. The Fund may invest in securities of other investment companies up to the limits prescribed in Section 12(d) under the 1940 Act, the rules and regulations thereunder and any exemptive relief currently or in the future available to a Fund.
Repurchase Agreements. The Fund may enter into repurchase agreements with broker-dealers, member banks of the Federal Reserve System and other financial institutions. Repurchase agreements are arrangements under which the Fund purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. We review and monitor the creditworthiness of any institution which enters into a repurchase agreement with the Fund. The counterparty’s obligations under the repurchase agreement are collateralized with U.S. Treasury and/or agency obligations with a market value of not less than 100% of the obligations, valued daily. Collateral is held by the Fund’s custodian in a segregated, safekeeping account for the benefit of the Fund. Repurchase agreements afford the Fund an opportunity to earn income on temporarily available cash

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Objective, strategies and risks (unaudited)
at low risk. In the event that the counterparty to a repurchase agreement is unwilling or unable to fulfill its contractual obligations to repurchase the underlying security, the Fund may lose money, suffer delays, or incur costs arising from holding or selling the underlying security.
Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements under which the Fund sells portfolio securities and agrees to repurchase them at an agreed-upon future date and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of securities, because it avoids certain market risks and transaction costs. At the time the Fund enters into a reverse repurchase agreement, it will segregate cash or other liquid assets having a value equal to or greater than the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that the value of such segregated assets continues to be equal to or greater than the repurchase price. In the event that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of proceeds from the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. Reverse repurchase agreements may be viewed as a form of borrowing.
Private Placements. The Fund may invest in private placements and other “restricted” securities. Private placement securities are securities sold in offerings that are exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). They are generally eligible for sale only to certain eligible investors. Private placements often may offer attractive opportunities for investment not otherwise available on the open market. However, private placement and other restricted securities typically cannot be resold without registration under the 1933 Act or the availability of an exemption from registration (such as Rules 144A), and may not be readily marketable because they are subject to legal or contractual delays in or restrictions on resale. Because there may be relatively few potential qualified purchasers for such securities, especially under adverse market or economic conditions, or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held and traded. Delay or difficulty in selling such securities may result in a loss to the Fund.
Securities Lending. The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Fund receives interest or dividends on those securities. In a securities lending transaction, the net asset value of the Fund is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allows the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund bears the risk of loss with respect to depreciation of its investment of the cash collateral.
Defensive and Temporary Investments. The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments for purposes of maintaining liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.
Portfolio Turnover. It is the policy of the Fund not to engage in trading for short-term profits although portfolio turnover is not considered a limiting factor in the execution of investment decisions for the Fund.
Principal risks
An investment in the Fund may lose money, is not a deposit of a bank, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, and is primarily subject to the risks briefly summarized below.
Market Risk. The values of, and/or the income generated by, securities held by a Fund may decline due to general market conditions or other factors, including those directly involving the issuers of such securities. Securities markets are volatile and may decline significantly in response to adverse issuer, regulatory, political, or economic developments. Different sectors of the market and different security types may react differently to such developments. Political, geopolitical, natural and other events, including war, terrorism, trade disputes, government shutdowns, market closures, natural and environmental disasters, epidemics, pandemics and other public health crises and related events have led, and in the future may lead, to economic uncertainty, decreased economic activity, increased market volatility and other disruptive effects on U.S. and global economies and markets. Such events may have significant adverse direct or indirect effects on a Fund and its investments. In addition,

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Objective, strategies and risks (unaudited)
economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions.
Equity Securities Risk. The values of equity securities may experience periods of substantial price volatility and may decline significantly over short time periods. In general, the values of equity securities are more volatile than those of debt securities. Equity securities fluctuate in value and price in response to factors specific to the issuer of the security, such as management performance, financial condition, and market demand for the issuer’s products or services, as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions. Different parts of a market, industry and sector may react differently to adverse issuer, market, regulatory, political, and economic developments.
Foreign Investment Risk. Foreign investments may be subject to lower liquidity, greater price volatility and risks related to adverse political, regulatory, market or economic developments. Foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies. Foreign investments may involve exposure to changes in foreign currency exchange rates. Such changes may reduce the U.S. dollar value of the investments. Foreign investments may be subject to additional risks such as potentially higher withholding and other taxes, and may also be subject to greater trade settlement, custodial, and other operational risks than domestic investments. Certain foreign markets may also be characterized by less stringent investor protection and disclosure standards.
Debt Securities Risk. Debt securities are subject to credit risk and interest rate risk. Credit risk is the possibility that the issuer or guarantor of a debt security may be unable, or perceived to be unable, to pay interest or repay principal when they become due. In these instances, the value of an investment could decline and the Fund could lose money. Credit risk increases as an issuer’s credit quality or financial strength declines. Interest rate risk is the possibility that interest rates will change over time. When interest rates rise, the value of debt securities tends to fall. The longer the terms of the debt securities held by a Fund, the more the Fund is subject to this risk. If interest rates decline, interest that the Fund is able to earn on its investments in debt securities may also decline, which could cause the Fund to reduce the dividends it pays to shareholders, but the value of those securities may increase. Very low or negative interest rates may magnify interest rate risk.
High Yield Securities Risk. High yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and their values tend to be more volatile than higher-rated securities with similar maturities. Additionally, these securities tend to be less liquid and more difficult to value than higher-rated securities.
Growth/Value Investing Risk. Securities that exhibit growth or value characteristics tend to perform differently and shift into and out of favor with investors depending on changes in market and economic sentiment and conditions. As a result, a Fund’s performance may at times be worse than the performance of other mutual funds that invest more broadly or in securities of a different investment style.
Leverage Risk. The use of leverage through the issuance of preferred shares and/or debt securities, or from borrowing money, may result in certain risks to the Fund as described below.  Certain transactions, such as derivatives, also may give rise to a form of economic leverage. Leveraging is a speculative technique, and there are special risks involved, including the risk that downside outcomes for common shareholders are magnified as a result of losses and declines in value of portfolio securities purchased with borrowed money. In addition, the costs of the financial leverage may exceed the income from investments made with such leverage, interest rates or dividends payable on the financial leverage may affect the yield and distributions to the common shareholders, and the net asset value and market value of common shares may be more volatile than if the Fund had not been leveraged. The use of leverage may cause the Fund to have to liquidate portfolio positions when it may not be advantageous to do so. There can be no assurance that any leveraging strategies will be successful.
Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself.
Options Risk. The purchaser of an index option written by the Fund has the right to any appreciation in the value of the index over the strike price when the option is exercised or on the expiration date. Therefore, as the writer of a call option on an individual security, index, or ETF, the Fund forgoes the opportunity to profit from increases in the market value of the underlying security or the values of securities held by the Fund whose values may be correlated with the securities making up the index or contained within the ETF. However, the Fund has retained the risk of loss (net of premiums received) should the price of the Fund’s portfolio securities decline. This combination of potentially limited appreciation and full depreciation over

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Objective, strategies and risks (unaudited)
time, may lead to erosion in the value of the Fund. As the writer of call options on a security owned by the Fund, the Fund is subject to a loss to the extent the price of the security increases above the sum of the premium and the strike price of the call.
Put options sold by the Fund generally entail risks similar to those relating to call options sold by the Fund, except that the Fund will be required to make payments under those options if the value of the underlying instrument falls below the strike price of the options. The Fund’s use of purchased put options would involve certain risks similar to those of purchased call options, including that the strategy may not work as intended due to a lack of correlation between changes in value of the security or index underlying the option and changes in the market value of the Fund’s portfolio securities. Further, a put option acquired by the Fund and not sold prior to expiration will expire worthless if the value of the index or market value of the underlying security at expiration exceeds the exercise price of the option, thereby causing the Fund to lose its entire investment in the option. The value of an option also may be adversely affected if the market for the option is reduced or becomes less liquid.
When the Fund uses listed or exchange-traded options, a liquid secondary market may not exist on an exchange when the Fund seeks to close out the option position. In addition, the hours of trading for options may not conform to the hours during which the securities held by the Fund are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. Unlisted over-the counter options generally do not have as much market liquidity as exchange-traded options and the Fund’s ability to terminate over-the-counter options may be more limited. Such options are also subject to the risk that the counterparty to the transaction becomes insolvent and/or is unwilling or unable to fulfill its obligations. In the event of default, the Fund may be unable to liquidate an over-the counter position.
The values of options written or purchased by the Fund will be affected by, among other factors, changes in the values of underlying indices or securities, changes in the dividend rates of underlying securities, changes in interest rates, changes in the actual or perceived volatility of the stock market and underlying securities, and the remaining time to an option’s expiration. There are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when, and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.
Quantitative Model Risk. Funds that are managed according to a quantitative model can perform differently from the market as a whole based on the factors used in the model, the weight placed on each factor and changes from the factors’ historical trends. Due to the significant role technology plays in a quantitative model, use of a quantitative model carries the risk of potential issues with the design, coding, implementation or maintenance of the computer programs, data and/or other technology used in the quantitative model. These issues could negatively impact investment returns.
Anti-takeover Provisions Risk. The Fund’s governing documents include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees. Such provisions could limit the ability of shareholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. These provisions include staggered terms of office for the Trustees, advance notice requirements for shareholder proposals, and super majority voting requirements for open-ending the Fund or a merger, liquidation, asset sale or similar transactions.
Closed-end Fund Risk. Closed-end funds involve investment risks different from those associated with other investment companies. Shares of closed-end funds frequently trade at either a premium or discount relative to their net asset value (“NAV”). There can be no assurance that the discount will decrease. It is possible that a market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities held by the Fund, thereby adversely affecting the NAV of the Fund’s shares. Similarly, there can be no assurance that the Fund’s shares will trade at a premium, will continue to trade at a premium or that the premium will not decrease over time.
Convertible Securities Risk. A convertible security has characteristics of both equity and debt securities and, as a result, is exposed to risks that are typically associated with both types of securities. The market value of a convertible security tends to decline as interest rates increase but also tends to reflect changes in the market price of the common stock of the issuing company. A convertible security is also exposed to the risk that an issuer is unable to meet its obligation to make dividend or interest and principal payments when due as a result of changing financial or market conditions. In the event of a liquidation of the issuer, holders of a convertible security would generally be paid only after holders of any senior debt obligations. The Fund may be forced to convert a convertible security before it would otherwise choose to do so, which may decrease the Fund’s return.
Derivatives Risk. The use of derivatives, such as futures, options and swap agreements, presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to

Allspring Global Dividend Opportunity Fund  |  19

Objective, strategies and risks (unaudited)
losses because of adverse movements in the price or value of the derivatives’ underlying assets, indexes or rates and the derivatives themselves, which may be magnified by certain features of the derivatives. These risks are heightened when derivatives are used to enhance a Fund’s return or as a substitute for a position or security, rather than solely to hedge (or mitigate) the risk of a position or security held by the Fund. The success of a derivative strategy will be affected by the portfolio manager’s ability to assess and predict market or economic developments and their impact on the derivatives’ underlying assets, indexes or rates and the derivatives themselves. Certain derivative instruments may become illiquid and, as a result, may be difficult to sell when the portfolio manager believes it would be appropriate to do so. Certain derivatives create leverage, which can magnify the impact of a decline in the value of their underlying assets, indexes or rates and increase the volatility of the Fund’s net asset value. Certain derivatives (e.g., over-the-counter swaps) are also subject to the risk that the counterparty to the derivative contract will be unwilling or unable to fulfill its contractual obligations, which may cause a Fund to lose money, suffer delays or incur costs arising from holding or selling an underlying asset. Changes in laws or regulations may make the use of derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the use, value or performance of derivatives.
Emerging Markets Risk. Emerging market securities typically present even greater exposure to the risks described under “Foreign Investment Risk” and may be particularly sensitive to global economic conditions. For example, emerging market countries are typically more dependent on exports and are therefore more vulnerable to recessions in other countries. Emerging markets tend to have less developed legal and financial systems and a smaller market capitalization than markets in developed countries. Some emerging markets are subject to greater political instability. Additionally, emerging markets may have more volatile currencies and be more sensitive than developed markets to a variety of economic factors, including inflation. Emerging market securities are also typically less liquid than securities of developed countries and could be difficult to sell, particularly during a market downturn.
Foreign Currency Risk. The Fund may invest in non-dollar-denominated investments. The Fund may be limited in its ability to hedge the value of its non-dollar denominated investments against currency fluctuations. As a result, a decline in the value of currencies in which the Fund’s investments are denominated against the dollar will result in a corresponding decline in the dollar value of the Fund’s assets. These declines will in turn affect the Fund’s income and net asset value.
Fund Distributions Risk. The distributions shareholders receive from the Fund are based primarily on the dividends it earns from its investments in equity securities as well as the gains the Fund receives from writing options and using other derivative instruments, selling portfolio securities, and on the interest payments on debt securities held by the Fund, each of which can vary widely over the short and long term. The dividend and interest income from the Fund’s investments in equity and debt securities will be influenced by both general economic activity and issuer specific factors. In the event of a recession or adverse events affecting a specific industry or issuer, an issuer of equity securities held by the Fund may reduce the dividends paid on such securities. A decline in prevailing market interest rates would likely result in a decrease in shareholders’ income from the Fund. In addition, because of the variable tax treatment of the Fund’s positions in options (mark-to-market treatment for gains or losses from options that qualify as “section 1256 contracts” and short-term capital gain or loss treatment generally for other options), and because of limits on the number of long-term capital gains distributions that the Fund may make in a year, distributions from the Fund may also be variable. There can be no assurance as to any level of short-term or long-term capital gains distributions or as to any ratio of quarterly distributions to capital gain distributions. Moreover, because it will not be possible to determine the nature or character of the Fund’s distributions until the end of its taxable year, it is possible that a portion of the Fund’s distributions may constitute returns of capital that are not currently includible in income, but that reduce a shareholder’s tax basis in his or her shares. Further, certain of the Fund’s call writing activities and investments in futures contracts and foreign currency contracts may affect the character, timing, and recognition of income and could cause the Fund to liquidate other investments and distribute more in gains in order to satisfy its distribution requirements.
Futures Contracts Risk. There are several risks associated with the use of futures contracts and options on futures contracts. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. To the extent a futures contract or option on a futures contract is used for hedging purposes, there can be no guarantee that there will be a correlation between price movements in a hedging vehicle and the securities being hedged. In addition, there are significant differences between securities and futures markets that could result in an imperfect correlation between the markets, causing a given transaction not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and options on futures contracts for securities, including technical influences in futures and options trading, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

20  |  Allspring Global Dividend Opportunity Fund

Objective, strategies and risks (unaudited)
Inflation/Deflation Risk. Inflation risk is the risk that the value of assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real, or inflation-adjusted, value of the common shares and distributions can decline and the dividend payments on the Fund’s preferred shares, if any, or interest payments on Fund borrowings, if any, may increase. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.
Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in the Fund represents an indirect investment in the securities owned by the Fund. The value of these securities may increase or decrease, at times rapidly and unexpectedly. Your investment in the Fund may at any point in the future be worth less than your original investment even after taking into account the reinvestment of dividends and distributions.
Issuer Risk. The value of corporate income-producing securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
Loan Risk. Loans may be unrated, less liquid and more difficult to value than traditional debt securities. Loans may be made to finance highly leveraged corporate operations or acquisitions. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in financial, economic or market conditions. Loans generally are subject to restrictions on transfer, and only limited opportunities may exist to sell such loans in secondary markets. As a result, the Fund may be unable to sell loans at a desired time or price. If the Fund acquires only an assignment or a participation in a loan made by a third party, the Fund may not be able to control amendments, waivers or the exercise of any remedies that a lender would have under a direct loan and may assume liability as a lender.
Management Risk. Investment decisions, techniques, analyses or models implemented by a Fund’s manager or sub-advisor in seeking to achieve the Fund’s investment objective may not produce the returns expected, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with similar investment objectives.
Market Price of Shares Risk. Whether investors will realize a gain or loss upon the sale of the Fund’s common shares will depend upon whether the market value of the shares at the time of sale is above or below the price the investor paid, taking into account transaction costs, for the shares and is not directly dependent upon the Fund’s net asset value. Because the market value of the Fund’s shares will be determined by factors such as the relative demand for and supply of the shares in the market, general market conditions and other factors beyond the control of the Fund, the Fund cannot predict whether its common shares will trade at, below or above net asset value, or below or above the initial offering price for the shares.
Preferred Stock Risk. The Fund may purchase preferred stock. Preferred stock, unlike common stock, has a stated dividend rate payable from the corporation’s earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. “Cumulative” dividend provisions require all or a portion of prior unpaid dividends to be paid. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, which can be a negative feature when interest rates decline. The rights of preferred stock on distribution of a corporation’s assets in the event of a liquidation are generally subordinate to the rights associated with a corporation’s debt securities.
REIT Risk. REITs involve certain unique risks in addition to those of investing in the real estate industry in general. REITs are subject to interest rate risk (especially mortgage REITs) and the risk of non-payment or default by lessees or borrowers. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by the ability of the issuers of its portfolio mortgages to repay their obligations. REITs whose underlying assets are concentrated in properties used by a particular industry are also subject to risks associated with such industry. REITs may have limited financial resources, may trade less frequently and in a more limited volume, and may be subject to more abrupt or erratic price movements than other types of securities. Mortgage REITs are also subject to prepayment risk—the risk that borrowers may pay off their mortgages sooner than expected, particularly when interest rates decline. This can reduce a REIT’s returns to the Fund or the value of the Fund’s investment in the REIT because the REIT may have to reinvest that money at lower prevailing interest rates. Dividends paid by REITs will generally not qualify for the reduced federal income tax rates applicable to qualified dividends under the Code.
Smaller Company Securities Risk. Securities of companies with smaller market capitalizations tend to be more volatile and less liquid than those of larger companies. Smaller companies may have no or relatively short operating histories, limited financial resources or may have recently become public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies.

Allspring Global Dividend Opportunity Fund  |  21

Portfolio of investments—April 30, 2022 (unaudited)

	Shares	Value
Common stocks: 94.42%
Australia: 0.82%
Fortescue Metals Group Limited (Materials, Metals & mining)	124,070	$ 1,875,079
Brazil: 2.25%
BB Seguridade Participacoes SA (Financials, Insurance)	548,764	2,822,656
EDP Energias do Brasil SA (Utilities, Electric utilities)	539,671	2,311,963
		5,134,619
Canada: 1.70%
IGM Financial Incorporated (Financials, Capital markets)	63,321	2,006,615
Russell Metals Incorporated (Industrials, Trading companies & distributors)	70,369	1,875,557
		3,882,172
China: 3.14%
China Medical System Holding Limited (Health care, Pharmaceuticals)	1,372,000	1,964,356
Lenovo Group Limited (Information technology, Technology hardware, storage & peripherals)	2,144,000	2,081,830
Postal Savings Bank of China Company Limited Class H (Financials, Banks) 144A	4,123,000	3,125,976
		7,172,162
France: 5.62%
BNP Paribas SA (Financials, Banks)	33,820	1,753,613
Carrefour SA (Consumer staples, Food & staples retailing)	102,134	2,166,014
Orange SA (Communication services, Diversified telecommunication services)	196,019	2,333,684
Sanofi SA (Health care, Pharmaceuticals)	19,625	2,074,262
Schneider Electric SE (Industrials, Electrical equipment)	17,247	2,474,412
Vivendi SE (Communication services, Entertainment)	177,495	2,038,632
		12,840,617
Germany: 2.39%
Bayerische Motoren Werke AG (Consumer discretionary, Automobiles)	30,471	2,488,438
Siemens AG (Industrials, Industrial conglomerates)	24,216	2,977,478
		5,465,916
Hong Kong: 1.06%
SITC International Holdings Incorporated (Industrials, Marine)	731,000	2,430,186
Indonesia: 0.86%
PT Telekomunikasi Indonesia Persero Tbk (Communication services, Diversified telecommunication services)	6,149,700	1,959,827
Ireland: 1.43%
Accenture plc Class A (Information technology, IT services)	10,895	3,272,422
Japan: 4.15%
Honda Motor Company Limited (Consumer discretionary, Automobiles)	88,200	2,319,973
The accompanying notes are an integral part of these financial statements.

22  |  Allspring Global Dividend Opportunity Fund

Portfolio of investments—April 30, 2022 (unaudited)

	Shares	Value
Japan: (continued)
ORIX Corporation (Financials, Diversified financial services)	206,625	$ 3,768,625
SoftBank Corporation (Communication services, Wireless telecommunication services)	291,500	3,392,437
		9,481,035
Luxembourg: 0.07%
Intelsat SA (Communication services, Diversified telecommunication services) ‡†	6,078	170,184
Netherlands: 0.75%
LyondellBasell Industries NV Class A (Materials, Chemicals)	16,226	1,720,443
Singapore: 1.14%
DBS Group Holdings Limited (Financials, Banks)	107,100	2,598,312
South Korea: 3.65%
KB Financial Group Incorporated (Financials, Banks)	60,955	2,835,875
Samsung Electronics Company Limited GDR (Information technology, Technology hardware, storage & peripherals) 144A	2,381	3,110,208
SK Telecom Company Limited (Communication services, Wireless telecommunication services)	53,197	2,399,621
		8,345,704
Switzerland: 3.17%
Logitech International SA (Information technology, Technology hardware, storage & peripherals)	26,205	1,705,385
TE Connectivity Limited (Information technology, Electronic equipment, instruments & components)	20,314	2,534,781
Zurich Insurance Group AG (Financials, Insurance)	6,618	3,012,974
		7,253,140
Taiwan: 0.83%
Taiwan Semiconductor Manufacturing Company Limited ADR (Information technology, Semiconductors & semiconductor equipment)	20,437	1,899,210
United Kingdom: 7.81%
Barratt Developments plc (Consumer discretionary, Household durables)	297,496	1,820,093
Ferguson plc (Industrials, Trading companies & distributors)	14,439	1,811,361
GlaxoSmithKline plc (Health care, Pharmaceuticals)	143,538	3,235,717
Shell plc (Energy, Oil, gas & consumable fuels)	107,631	2,889,450
SSE plc (Utilities, Electric utilities)	113,875	2,644,841
Tesco plc (Consumer staples, Food & staples retailing)	593,869	2,017,562
Vodafone Group plc (Communication services, Wireless telecommunication services)	2,264,596	3,428,505
		17,847,529
United States: 53.58%
AbbVie Incorporated (Health care, Biotechnology) #	31,421	4,615,086
Alphabet Incorporated Class A (Communication services, Interactive media & services) †#	1,702	3,884,287
Amazon.com Incorporated (Consumer discretionary, Internet & direct marketing retail) †#	1,203	2,990,213
The accompanying notes are an integral part of these financial statements.

Allspring Global Dividend Opportunity Fund  |  23

Portfolio of investments—April 30, 2022 (unaudited)

	Shares	Value
United States: (continued)
Apple Incorporated (Information technology, Technology hardware, storage & peripherals) #	47,950	$ 7,559,318
Ares Capital Corporation (Financials, Capital markets) #	183,652	3,722,626
AT&T Incorporated (Communication services, Diversified telecommunication services) #	115,717	2,182,423
BlackRock Incorporated (Financials, Capital markets) #	3,590	2,242,601
Blackstone Mortgage Trust Incorporated Class A (Financials, Mortgage REITs)	2,664	80,027
Bristol-Myers Squibb Company (Health care, Pharmaceuticals) #	54,637	4,112,527
Bristow Group Incorporated (Energy, Energy equipment & services) †	6,056	180,590
Broadcom Incorporated (Information technology, Semiconductors & semiconductor equipment) #	5,788	3,208,809
Cisco Systems Incorporated (Information technology, Communications equipment) #	40,655	1,991,282
ConocoPhillips (Energy, Oil, gas & consumable fuels) #	41,717	3,984,808
Costco Wholesale Corporation (Consumer staples, Food & staples retailing) #	8,076	4,294,171
Crane Company (Industrials, Machinery)	25,914	2,493,704
CVS Health Corporation (Health care, Health care providers & services) #	42,724	4,107,058
Denbury Incorporated (Energy, Oil, gas & consumable fuels) †	1,922	122,970
Devon Energy Corporation (Energy, Oil, gas & consumable fuels) #	56,407	3,281,195
General Motors Company (Consumer discretionary, Automobiles) †#	57,004	2,161,022
Gilead Sciences Incorporated (Health care, Biotechnology) #	31,468	1,867,311
HCA Healthcare Incorporated (Health care, Health care providers & services)	16,285	3,493,947
Hillenbrand Incorporated (Industrials, Machinery)	75,996	3,102,157
HP Incorporated (Information technology, Technology hardware, storage & peripherals)	60,373	2,211,463
International Business Machines Corporation (Information technology, IT services)	22,703	3,001,564
KeyCorp (Financials, Banks)	159,221	3,074,558
Keysight Technologies Incorporated (Information technology, Electronic equipment, instruments & components) †	16,160	2,266,763
KLA Corporation (Information technology, Semiconductors & semiconductor equipment)	9,128	2,914,205
Ladder Capital Corporation (Financials, Mortgage REITs)	7,384	84,104
Louisiana-Pacific Corporation (Materials, Paper & forest products)	40,782	2,631,255
Lowe's Companies Incorporated (Consumer discretionary, Specialty retail)	15,168	2,999,169
Microsoft Corporation (Information technology, Software)	30,346	8,421,622
NVIDIA Corporation (Information technology, Semiconductors & semiconductor equipment)	8,617	1,598,195
Oaktree Specialty Lending Company (Financials, Capital markets)	383,101	2,743,003
Omnicom Group Incorporated (Communication services, Media)	37,951	2,889,210
Qualcomm Incorporated (Information technology, Semiconductors & semiconductor equipment)	23,631	3,301,014
The accompanying notes are an integral part of these financial statements.

24  |  Allspring Global Dividend Opportunity Fund

Portfolio of investments—April 30, 2022 (unaudited)

	Shares	Value
United States: (continued)
Simon Property Group Incorporated (Real estate, Equity REITs)	27,008	$ 3,186,944
Starwood Property Trust Incorporated (Financials, Mortgage REITs)	3,300	75,504
Target Corporation (Consumer discretionary, Multiline retail)	12,299	2,812,166
Tesla Motors Incorporated (Consumer discretionary, Automobiles) †	1,958	1,704,948
UnitedHealth Group Incorporated (Health care, Health care providers & services)	9,358	4,759,011
Visa Incorporated Class A (Information technology, IT services)	21,992	4,687,155
Williams-Sonoma Incorporated (Consumer discretionary, Specialty retail)	11,191	1,460,202
		122,500,187
Total Common stocks (Cost $195,834,951)		215,848,744

	Interest rate	Maturity date	Principal
Corporate bonds and notes: 18.60%
Canada: 0.03%
Bausch Health Companies Incorporated (Health care, Pharmaceuticals) 144A	6.13%	2-1-2027	$65,000	62,407
United States: 18.57%
180 Medical Incorporated (Health care, Health care providers & services) 144A	3.88	10-15-2029	200,000	178,000
AdaptHealth LLC (Health care, Health care providers & services) 144A	4.63	8-1-2029	55,000	46,613
Aethon United (Energy, Oil, gas & consumable fuels) 144A	8.25	2-15-2026	265,000	273,090
Air Methods Corporation (Health care, Health care providers & services) 144A	8.00	5-15-2025	330,000	269,775
Allied Universal Holdco LLC (Consumer discretionary, Household durables) 144A	6.00	6-1-2029	300,000	248,250
Allied Universal Holdco LLC (Consumer discretionary, Household durables) 144A	6.63	7-15-2026	200,000	193,288
Allison Transmission Incorporated (Consumer discretionary, Auto components) 144A	5.88	6-1-2029	200,000	197,446
American Airlines Group Incorporated (Industrials, Airlines) 144A	5.75	4-20-2029	100,000	96,358
Amwins Group Incorporated (Financials, Insurance) 144A	4.88	6-30-2029	250,000	228,833
Antero Resources Corporation (Energy, Oil, gas & consumable fuels) 144A	5.38	3-1-2030	135,000	131,907
Antero Resources Corporation (Energy, Oil, gas & consumable fuels) 144A	8.38	7-15-2026	126,000	135,784
Arches Buyer Incorporated (Materials, Metals & mining) 144A	4.25	6-1-2028	175,000	155,528
Arches Buyer Incorporated (Materials, Metals & mining) 144A	6.13	12-1-2028	80,000	69,600
Archrock Partners LP (Energy, Oil, gas & consumable fuels) 144A	6.25	4-1-2028	155,000	150,350
Archrock Partners LP (Energy, Oil, gas & consumable fuels) 144A	6.88	4-1-2027	100,000	100,150
AssuredPartners Incorporated (Financials, Insurance) 144A	5.63	1-15-2029	165,000	145,111
Avantor Funding Incorporated (Health care, Health care equipment & supplies) 144A	3.88	11-1-2029	95,000	85,237
The accompanying notes are an integral part of these financial statements.

Allspring Global Dividend Opportunity Fund  |  25

Portfolio of investments—April 30, 2022 (unaudited)

	Interest rate	Maturity date	Principal	Value
United States: 18.57% (continued)
Ball Corporation (Materials, Containers & packaging)	2.88%	8-15-2030	$500,000	$ 420,450
Berry Global Incorporated (Materials, Containers & packaging) 144A	5.63	7-15-2027	25,000	24,907
Blackstone Mortgage Trust Incorporated (Financials, Mortgage REITs) 144A	3.75	1-15-2027	145,000	132,313
Bristow Group Incorporated (Energy, Energy equipment & services) 144A	6.88	3-1-2028	500,000	490,001
Broadstreet Partners Incorporated (Financials, Insurance) 144A	5.88	4-15-2029	295,000	255,913
Buckeye Partners LP (Energy, Oil, gas & consumable fuels)	5.85	11-15-2043	200,000	159,500
Cablevision Lightpath LLC (Communication services, Diversified telecommunication services) 144A	3.88	9-15-2027	40,000	35,175
Cablevision Lightpath LLC (Communication services, Diversified telecommunication services) 144A	5.63	9-15-2028	130,000	111,394
Carnival Corporation (Consumer discretionary, Hotels, restaurants & leisure) 144A	4.00	8-1-2028	170,000	153,024
Carnival Corporation (Consumer discretionary, Hotels, restaurants & leisure) 144A	6.00	5-1-2029	145,000	130,138
Carnival Corporation (Consumer discretionary, Hotels, restaurants & leisure) 144A	7.63	3-1-2026	209,000	204,559
Carnival Corporation (Consumer discretionary, Hotels, restaurants & leisure) 144A	9.88	8-1-2027	100,000	107,775
Carnival Corporation (Consumer discretionary, Hotels, restaurants & leisure) 144A	10.50	2-1-2026	70,000	77,000
CCM Merger Incorporated (Consumer discretionary, Hotels, restaurants & leisure) 144A	6.38	5-1-2026	560,000	558,600
CCO Holdings LLC (Communication services, Media) 144A	4.25	2-1-2031	500,000	421,400
CCO Holdings LLC (Communication services, Media) 144A	4.25	1-15-2034	125,000	99,375
CCO Holdings LLC (Communication services, Media) 144A	4.50	8-15-2030	300,000	261,750
CCO Holdings LLC (Communication services, Media)	4.50	5-1-2032	75,000	63,087
CCO Holdings LLC (Communication services, Media) 144A	5.00	2-1-2028	25,000	23,813
CCO Holdings LLC (Communication services, Media) 144A	5.13	5-1-2027	50,000	48,739
CEC Entertainment LLC (Communication services, Entertainment) 144A	6.75	5-1-2026	145,000	136,300
Charles River Laboratories Incorporated (Health care, Life sciences tools & services) 144A	4.00	3-15-2031	75,000	66,961
Charles River Laboratories Incorporated (Health care, Life sciences tools & services) 144A	4.25	5-1-2028	25,000	23,863
Chemours Company (Materials, Chemicals) 144A	4.63	11-15-2029	220,000	190,575
Cheniere Energy Partners LP (Energy, Oil, gas & consumable fuels) 144A	3.25	1-31-2032	175,000	149,625
Cheniere Energy Partners LP (Energy, Oil, gas & consumable fuels)	4.50	10-1-2029	125,000	119,688
CHS Incorporated (Consumer staples, Food products) 144A	5.25	5-15-2030	95,000	83,282
CHS Incorporated (Consumer staples, Food products) 144A	6.00	1-15-2029	10,000	9,452
CHS Incorporated (Consumer staples, Food products) 144A	6.88	4-15-2029	300,000	263,106
Ciena Corporation (Information technology, Communications equipment) 144A	4.00	1-31-2030	95,000	86,629
Cinemark USA Incorporated (Communication services, Media) 144A	5.25	7-15-2028	275,000	244,351
Cinemark USA Incorporated (Communication services, Media) 144A	5.88	3-15-2026	75,000	69,938
Cinemark USA Incorporated (Communication services, Media) 144A	8.75	5-1-2025	90,000	93,488
Clarios Global LP (Consumer discretionary, Auto components) 144A	6.25	5-15-2026	75,000	75,750
The accompanying notes are an integral part of these financial statements.

26  |  Allspring Global Dividend Opportunity Fund

Portfolio of investments—April 30, 2022 (unaudited)

	Interest rate	Maturity date	Principal	Value
United States: 18.57% (continued)
Clarios Global LP (Consumer discretionary, Auto components) 144A	6.75%	5-15-2025	$22,000	$ 22,440
Clear Channel Outdoor Holdings (Communication services, Media) 144A	5.13	8-15-2027	75,000	70,478
Clear Channel Outdoor Holdings (Communication services, Media) 144A	7.75	4-15-2028	130,000	122,525
Clearwater Paper Corporation (Materials, Paper & forest products) 144A	4.75	8-15-2028	20,000	17,575
Cleveland-Cliffs Incorporated (Materials, Metals & mining) 144A	4.88	3-1-2031	150,000	138,750
Cleveland-Cliffs Incorporated (Materials, Metals & mining)	5.88	6-1-2027	85,000	84,575
Clydesdale Acquisition Holdings Incorporated (Materials, Containers & packaging) 144A	8.75	4-15-2030	155,000	141,661
Coinbase Global Incorporated (Financials, Capital markets) 144A	3.63	10-1-2031	225,000	166,214
CommScope Technologies LLC (Information technology, Communications equipment) 144A	5.00	3-15-2027	95,000	74,575
Comstock Resources Incorporated (Energy, Oil, gas & consumable fuels) 144A	5.88	1-15-2030	45,000	43,304
Cooper Tire & Rubber Company (Consumer discretionary, Auto components)	7.63	3-15-2027	475,000	497,563
CoreCivic Incorporated (Industrials, Commercial services & supplies)	8.25	4-15-2026	370,000	380,071
Covanta Holding Incorporated (Industrials, Commercial services & supplies) 144A	4.88	12-1-2029	185,000	168,313
CQP Holdco LP (Energy, Oil, gas & consumable fuels) 144A	5.50	6-15-2031	275,000	253,633
Crown Cork & Seal Company Incorporated (Materials, Containers & packaging)	7.38	12-15-2026	150,000	159,375
CSC Holdings LLC (Communication services, Media) 144A	4.13	12-1-2030	190,000	156,750
CSC Holdings LLC (Communication services, Media) 144A	4.63	12-1-2030	450,000	344,250
CSC Holdings LLC (Communication services, Media) 144A	5.75	1-15-2030	275,000	228,250
CSC Holdings LLC (Communication services, Media) 144A	7.50	4-1-2028	200,000	184,370
Davita Incorporated (Health care, Health care providers & services) 144A	4.63	6-1-2030	250,000	217,500
DCP Midstream Operating Company (Energy, Oil, gas & consumable fuels)	5.13	5-15-2029	110,000	108,183
DIRECTV Financing LLC (Communication services, Media) 144A	5.88	8-15-2027	170,000	160,013
DISH DBS Corporation (Communication services, Media)	5.13	6-1-2029	95,000	74,205
DISH DBS Corporation (Communication services, Media) 144A	5.75	12-1-2028	310,000	277,289
DISH DBS Corporation (Communication services, Media)	7.75	7-1-2026	80,000	75,253
DT Midstream Incorporated (Energy, Oil, gas & consumable fuels) 144A	4.13	6-15-2029	75,000	68,250
DT Midstream Incorporated (Energy, Oil, gas & consumable fuels) 144A	4.38	6-15-2031	160,000	143,341
Enact Holdings Incorporated (Financials, Thrifts & mortgage finance) 144A	6.50	8-15-2025	405,000	402,926
Encino Acquisition Partners Company (Energy, Oil, gas & consumable fuels) 144A	8.50	5-1-2028	420,000	421,050
Encompass Health Corporation (Health care, Health care providers & services)	4.63	4-1-2031	40,000	35,300
EnLink Midstream Partners LP (Energy, Oil, gas & consumable fuels)	5.05	4-1-2045	180,000	138,584
EnLink Midstream Partners LP (Energy, Oil, gas & consumable fuels)	5.38	6-1-2029	345,000	335,799
The accompanying notes are an integral part of these financial statements.

Allspring Global Dividend Opportunity Fund  |  27

Portfolio of investments—April 30, 2022 (unaudited)

	Interest rate	Maturity date	Principal	Value
United States: 18.57% (continued)
EnLink Midstream Partners LP (Energy, Oil, gas & consumable fuels)	5.45%	6-1-2047	$125,000	$ 101,250
EnLink Midstream Partners LP (Energy, Oil, gas & consumable fuels)	5.60	4-1-2044	200,000	165,015
EnLink Midstream Partners LP (Energy, Oil, gas & consumable fuels) 144A	5.63	1-15-2028	40,000	39,636
Enviva Partners LP (Energy, Oil, gas & consumable fuels) 144A	6.50	1-15-2026	520,000	529,859
Fair Isaac Corporation (Information technology, Software) 144A	5.25	5-15-2026	140,000	140,700
FirstCash Incorporated (Financials, Consumer finance) 144A	4.63	9-1-2028	95,000	86,450
FirstCash Incorporated (Financials, Consumer finance) 144A	5.63	1-1-2030	140,000	130,200
Ford Motor Company (Consumer discretionary, Automobiles)	3.25	2-12-2032	145,000	117,842
Ford Motor Credit Company LLC (Financials, Consumer finance)	4.39	1-8-2026	325,000	313,625
Ford Motor Credit Company LLC (Financials, Consumer finance)	5.11	5-3-2029	550,000	521,125
Fortress Transportation & Infrastructure Investors LLC (Industrials, Trading companies & distributors) 144A	5.50	5-1-2028	375,000	323,438
Fortress Transportation & Infrastructure Investors LLC (Industrials, Trading companies & distributors) 144A	6.50	10-1-2025	290,000	276,225
Fortress Transportation & Infrastructure Investors LLC (Industrials, Trading companies & distributors) 144A	9.75	8-1-2027	34,000	34,689
GAP Incorporated (Consumer discretionary, Specialty retail) 144A	3.88	10-1-2031	100,000	79,720
G-III Apparel Group Limited (Consumer discretionary, Textiles, apparel & luxury goods) 144A	7.88	8-15-2025	115,000	119,600
Gray Escrow II Incorporated (Communication services, Media) 144A	5.38	11-15-2031	350,000	301,686
Gray Television Incorporated (Communication services, Media) 144A	4.75	10-15-2030	375,000	326,250
Great Lakes Dredge & Dock Company (Industrials, Construction & engineering) 144A	5.25	6-1-2029	140,000	130,900
Group 1 Automotive Incorporated (Consumer discretionary, Specialty retail) 144A	4.00	8-15-2028	150,000	134,960
Harvest Midstream LP (Energy, Oil, gas & consumable fuels) 144A	7.50	9-1-2028	150,000	152,199
Hat Holdings LLC (Financials, Diversified financial services) 144A	3.38	6-15-2026	140,000	128,594
Hat Holdings LLC (Financials, Diversified financial services) 144A	6.00	4-15-2025	140,000	142,100
Hawaiian Airlines Incorporated (Industrials, Airlines)	3.90	7-15-2027	178,933	163,893
Hawaiian Brand Intellectual Property Limited (Industrials, Airlines) 144A	5.75	1-20-2026	385,000	375,431
Hess Midstream Operation Company (Energy, Oil, gas & consumable fuels) 144A	5.50	10-15-2030	35,000	34,485
Hilcorp Energy Company (Energy, Energy equipment & services) 144A	5.75	2-1-2029	60,000	58,800
Hilcorp Energy Company (Energy, Energy equipment & services) 144A	6.00	4-15-2030	30,000	29,775
Hilcorp Energy Company (Energy, Energy equipment & services) 144A	6.00	2-1-2031	100,000	96,504
Hilcorp Energy Company (Energy, Energy equipment & services) 144A	6.25	11-1-2028	50,000	49,783
The accompanying notes are an integral part of these financial statements.

28  |  Allspring Global Dividend Opportunity Fund

Portfolio of investments—April 30, 2022 (unaudited)

	Interest rate	Maturity date	Principal	Value
United States: 18.57% (continued)
Hilcorp Energy Company (Energy, Energy equipment & services) 144A	6.25%	4-15-2032	$30,000	$ 29,229
HUB International Limited (Financials, Insurance) 144A	5.63	12-1-2029	45,000	41,288
HUB International Limited (Financials, Insurance) 144A	7.00	5-1-2026	60,000	59,470
Iron Mountain Incorporated (Real estate, Equity REITs) 144A	4.50	2-15-2031	300,000	257,061
Iron Mountain Incorporated (Real estate, Equity REITs) 144A	5.25	7-15-2030	270,000	247,466
Jefferies Finance LLC (Financials, Diversified financial services) 144A	5.00	8-15-2028	170,000	154,702
Kaiser Aluminum Corporation (Materials, Metals & mining) 144A	4.63	3-1-2028	75,000	68,813
Ladder Capital Finance Holdings LP (Financials, Thrifts & mortgage finance) 144A	4.25	2-1-2027	155,000	142,476
Ladder Capital Finance Holdings LP (Financials, Thrifts & mortgage finance) 144A	4.75	6-15-2029	230,000	206,328
Ladder Capital Finance Holdings LP (Financials, Thrifts & mortgage finance) 144A	5.25	10-1-2025	265,000	260,363
Lamar Media Corporation (Communication services, Media)	4.00	2-15-2030	90,000	80,645
Level 3 Financing Incorporated (Communication services, Diversified telecommunication services) 144A	3.63	1-15-2029	150,000	121,734
Level 3 Financing Incorporated (Communication services, Diversified telecommunication services) 144A	4.25	7-1-2028	100,000	84,500
LFS TopCo LLC (Financials, Consumer finance) 144A	5.88	10-15-2026	135,000	124,875
Lithia Motors Incorporated (Consumer discretionary, Specialty retail) 144A	3.88	6-1-2029	90,000	81,267
Live Nation Entertainment Incorporated (Communication services, Entertainment) 144A	3.75	1-15-2028	195,000	176,475
Live Nation Entertainment Incorporated (Communication services, Entertainment) 144A	5.63	3-15-2026	135,000	133,313
Live Nation Entertainment Incorporated (Communication services, Entertainment) 144A	6.50	5-15-2027	255,000	264,512
LPL Holdings Incorporated (Financials, Diversified financial services) 144A	4.38	5-15-2031	245,000	223,685
LPL Holdings Incorporated (Financials, Diversified financial services) 144A	4.63	11-15-2027	200,000	189,750
LSF9 Atlantis Holdings LLC (Consumer discretionary, Multiline retail) 144A	7.75	2-15-2026	140,000	126,293
Macy's Retail Holdings LLC (Consumer discretionary, Multiline retail) 144A	5.88	4-1-2029	290,000	275,100
Macy's Retail Holdings LLC (Consumer discretionary, Multiline retail) 144A	6.13	3-15-2032	30,000	27,750
Match Group Holdings II LLC (Communication services, Media) 144A	5.63	2-15-2029	255,000	246,075
Mednax Incorporated (Health care, Health care providers & services) 144A	5.38	2-15-2030	130,000	121,128
Michaels Companies Incorporated (Consumer discretionary, Specialty retail) 144A	7.88	5-1-2029	320,000	252,000
Mozart Debt Merger Sub Incorporated (Health care, Health care equipment & supplies) 144A	5.25	10-1-2029	225,000	195,750
MPH Acquisition Holdings LLC (Information technology, Software) 144A	5.50	9-1-2028	145,000	134,306
MPH Acquisition Holdings LLC (Information technology, Software) 144A	5.75	11-1-2028	515,000	448,557
MSCI Incorporated (Financials, Capital markets) 144A	3.25	8-15-2033	60,000	50,700
MSCI Incorporated (Financials, Capital markets) 144A	4.00	11-15-2029	140,000	128,947
Murphy Oil Corporation (Energy, Oil, gas & consumable fuels)	5.75	8-15-2025	30,000	30,000
The accompanying notes are an integral part of these financial statements.

Allspring Global Dividend Opportunity Fund  |  29

Portfolio of investments—April 30, 2022 (unaudited)

	Interest rate	Maturity date	Principal	Value
United States: 18.57% (continued)
Murphy Oil Corporation (Energy, Oil, gas & consumable fuels)	5.88%	12-1-2027	$50,000	$ 49,625
Murphy Oil Corporation (Energy, Oil, gas & consumable fuels)	6.38	7-15-2028	195,000	198,379
Nabors Industries Limited (Energy, Oil, gas & consumable fuels) 144A	7.25	1-15-2026	75,000	73,297
Nabors Industries Limited (Energy, Oil, gas & consumable fuels) 144A	7.38	5-15-2027	130,000	132,626
Navient Corporation (Financials, Consumer finance)	5.00	3-15-2027	220,000	200,263
Navient Corporation (Financials, Consumer finance)	5.50	3-15-2029	220,000	193,453
Navient Corporation (Financials, Consumer finance)	5.63	8-1-2033	125,000	98,750
NCL Corporation Limited (Consumer discretionary, Hotels, restaurants & leisure) 144A	5.88	3-15-2026	135,000	124,714
NCL Corporation Limited (Consumer discretionary, Hotels, restaurants & leisure) 144A	5.88	2-15-2027	200,000	190,648
NCL Corporation Limited (Consumer discretionary, Hotels, restaurants & leisure) 144A	7.75	2-15-2029	130,000	126,100
NCR Corporation (Information technology, Software) 144A	5.13	4-15-2029	45,000	42,863
NCR Corporation (Information technology, Software) 144A	6.13	9-1-2029	175,000	167,563
New Fortress Energy Incorporated (Energy, Oil, gas & consumable fuels) 144A	6.50	9-30-2026	355,000	343,576
Nexstar Broadcasting Incorporated (Communication services, Media) 144A	4.75	11-1-2028	100,000	90,750
Nexstar Broadcasting Incorporated (Communication services, Media) 144A	5.63	7-15-2027	140,000	136,238
NextEra Energy Operating Partners LP (Utilities, Electric utilities) 144A	4.25	9-15-2024	2,000	1,965
NextEra Energy Operating Partners LP (Utilities, Electric utilities) 144A	4.50	9-15-2027	100,000	94,723
NMG Holding Company Incorporated (Consumer discretionary, Specialty retail) 144A	7.13	4-1-2026	235,000	233,292
NSG Holdings LLC (Utilities, Independent power & renewable electricity producers) 144A	7.75	12-15-2025	327,468	334,836
Occidental Petroleum Corporation (Energy, Oil, gas & consumable fuels)	6.45	9-15-2036	550,000	596,750
Oceaneering International Incorporated (Energy, Energy equipment & services)	4.65	11-15-2024	90,000	87,075
Oceaneering International Incorporated (Energy, Energy equipment & services)	6.00	2-1-2028	275,000	255,775
Olympus Water US Holding Corporation (Materials, Chemicals) 144A	4.25	10-1-2028	200,000	176,732
OneMain Finance Corporation (Financials, Consumer finance)	5.38	11-15-2029	225,000	201,938
OneMain Finance Corporation (Financials, Consumer finance)	6.63	1-15-2028	25,000	24,692
OneMain Finance Corporation (Financials, Consumer finance)	7.13	3-15-2026	175,000	177,188
Oppenheimer Holdings Incorporated (Financials, Capital markets)	5.50	10-1-2025	265,000	263,800
Outfront Media Capital Corporation (Communication services, Media) 144A	4.63	3-15-2030	200,000	178,960
Outfront Media Capital Corporation (Communication services, Media) 144A	5.00	8-15-2027	75,000	71,344
Pattern Energy Operations LP (Energy, Energy equipment & services) 144A	4.50	8-15-2028	575,000	537,625
PECF USS Intermediate Holding III Corporation (Financials, Consumer finance) 144A	8.00	11-15-2029	205,000	189,113
PG&E Corporation (Utilities, Electric utilities)	5.00	7-1-2028	25,000	23,005
PG&E Corporation (Utilities, Electric utilities)	5.25	7-1-2030	295,000	268,093
The accompanying notes are an integral part of these financial statements.

30  |  Allspring Global Dividend Opportunity Fund

Portfolio of investments—April 30, 2022 (unaudited)

	Interest rate	Maturity date	Principal	Value
United States: 18.57% (continued)
PRA Group Incorporated (Financials, Consumer finance) 144A	5.00%	10-1-2029	$355,000	$ 328,457
PROG Holdings Incorporated (Financials, Consumer finance) 144A	6.00	11-15-2029	130,000	114,881
QVC Incorporated (Communication services, Media)	4.38	9-1-2028	245,000	208,179
QVC Incorporated (Communication services, Media)	4.75	2-15-2027	485,000	434,070
QVC Incorporated (Communication services, Media)	5.95	3-15-2043	110,000	85,658
Rackspace Technology Company (Communication services, Interactive media & services) 144A	5.38	12-1-2028	370,000	301,450
Rent-A-Center Incorporated (Consumer discretionary, Specialty retail) 144A	6.38	2-15-2029	380,000	327,803
Rocket Mortgage LLC (Financials, Consumer finance) 144A	2.88	10-15-2026	225,000	199,125
Rocket Mortgage LLC (Financials, Consumer finance) 144A	4.00	10-15-2033	180,000	144,207
Rockies Express Pipeline LLC (Energy, Oil, gas & consumable fuels) 144A	6.88	4-15-2040	220,000	209,000
Royal Caribbean Cruises Limited (Consumer discretionary, Hotels, restaurants & leisure) 144A	5.38	7-15-2027	30,000	27,568
Royal Caribbean Cruises Limited (Consumer discretionary, Hotels, restaurants & leisure) 144A	5.50	8-31-2026	80,000	74,544
Royal Caribbean Cruises Limited (Consumer discretionary, Hotels, restaurants & leisure) 144A	5.50	4-1-2028	150,000	136,875
Royal Caribbean Cruises Limited (Consumer discretionary, Hotels, restaurants & leisure) 144A	9.13	6-15-2023	275,000	283,892
Royal Caribbean Cruises Limited (Consumer discretionary, Hotels, restaurants & leisure) 144A	10.88	6-1-2023	125,000	130,781
Ryan Specialty Group LLC (Financials, Insurance) 144A	4.38	2-1-2030	50,000	45,602
Sabre GLBL Incorporated (Information technology, IT services) 144A	7.38	9-1-2025	50,000	50,572
Sabre GLBL Incorporated (Information technology, IT services) 144A	9.25	4-15-2025	550,000	586,592
Salem Media Group Incorporated (Communication services, Media) 144A	6.75	6-1-2024	205,000	201,925
Scripps Escrow II Incorporated (Communication services, Media) 144A	3.88	1-15-2029	40,000	35,556
Scripps Escrow II Incorporated (Communication services, Media) 144A	5.38	1-15-2031	255,000	226,983
Scripps Escrow II Incorporated (Communication services, Media) 144A	5.88	7-15-2027	25,000	23,875
Sealed Air Corporation (Materials, Containers & packaging) 144A	5.00	4-15-2029	65,000	64,513
Seaworld Parks & Entertainment (Communication services, Entertainment) 144A	5.25	8-15-2029	280,000	254,778
Select Medical Corporation (Health care, Health care providers & services) 144A	6.25	8-15-2026	290,000	287,825
Service Corporation International (Consumer discretionary, Diversified consumer services)	7.50	4-1-2027	10,000	10,875
Service Properties Trust Company (Real estate, Equity REITs)	3.95	1-15-2028	105,000	83,213
Service Properties Trust Company (Real estate, Equity REITs)	4.38	2-15-2030	125,000	95,935
Service Properties Trust Company (Real estate, Equity REITs)	4.75	10-1-2026	110,000	94,600
Service Properties Trust Company (Real estate, Equity REITs)	4.95	2-15-2027	275,000	238,307
Service Properties Trust Company (Real estate, Equity REITs)	5.25	2-15-2026	83,000	73,870
Service Properties Trust Company (Real estate, Equity REITs)	7.50	9-15-2025	70,000	69,869
Six Flags Entertainment Company (Consumer discretionary, Hotels, restaurants & leisure) 144A	5.50	4-15-2027	55,000	53,901
Southwestern Energy Company (Energy, Oil, gas & consumable fuels)	4.75	2-1-2032	155,000	146,573
The accompanying notes are an integral part of these financial statements.

Allspring Global Dividend Opportunity Fund  |  31

Portfolio of investments—April 30, 2022 (unaudited)

	Interest rate	Maturity date	Principal	Value
United States: 18.57% (continued)
Southwestern Energy Company (Energy, Oil, gas & consumable fuels)	7.75%	10-1-2027	$55,000	$ 57,395
Southwestern Energy Company (Energy, Oil, gas & consumable fuels)	8.38	9-15-2028	125,000	135,156
Spirit AeroSystems Holdings Incorporated (Industrials, Aerospace & defense) 144A	5.50	1-15-2025	105,000	103,950
Spirit AeroSystems Holdings Incorporated (Industrials, Aerospace & defense) 144A	7.50	4-15-2025	175,000	177,188
Spirit Loyalty Cayman Limited (Industrials, Airlines) 144A	8.00	9-20-2025	150,000	158,402
Springleaf Finance Corporation (Financials, Consumer finance)	8.25	10-1-2023	100,000	103,500
SS&C Technologies Incorporated (Information technology, Software) 144A	5.50	9-30-2027	175,000	171,507
Starwood Property Trust Incorporated (Financials, Mortgage REITs) 144A	4.38	1-15-2027	215,000	200,571
Starwood Property Trust Incorporated (Financials, Mortgage REITs)	4.75	3-15-2025	90,000	88,804
Starwood Property Trust Incorporated (Financials, Mortgage REITs) 144A	5.50	11-1-2023	145,000	146,088
Stevens Holding Company Incorporated (Industrials, Machinery) 144A	6.13	10-1-2026	135,000	135,338
Surgery Center Holdings Incorporated (Health care, Health care equipment & supplies) 144A	10.00	4-15-2027	165,000	172,425
Tallgrass Energy Partners LP (Energy, Oil, gas & consumable fuels) 144A	6.00	12-31-2030	145,000	134,125
Tallgrass Energy Partners LP (Energy, Oil, gas & consumable fuels) 144A	6.00	9-1-2031	85,000	77,563
Tenet Healthcare Corporation (Health care, Health care providers & services) 144A	4.88	1-1-2026	150,000	146,876
TerraForm Power Operating LLC (Utilities, Independent power & renewable electricity producers) 144A	4.75	1-15-2030	75,000	67,500
TerraForm Power Operating LLC (Utilities, Independent power & renewable electricity producers) 144A	5.00	1-31-2028	700,000	653,734
TK Elevator US Newco Incorporated (Industrials, Machinery) 144A	5.25	7-15-2027	300,000	281,046
T-Mobile USA Incorporated (Communication services, Wireless telecommunication services)	3.50	4-15-2031	140,000	124,086
Townsquare Media Incorporated (Communication services, Media) 144A	6.88	2-1-2026	315,000	313,614
TransDigm Group Incorporated (Industrials, Aerospace & defense) 144A	6.25	3-15-2026	100,000	99,500
TransDigm Group Incorporated (Industrials, Aerospace & defense)	6.38	6-15-2026	75,000	74,059
TransDigm Group Incorporated (Industrials, Aerospace & defense)	7.50	3-15-2027	250,000	251,875
Uber Technologies Incorporated (Industrials, Road & rail) 144A	4.50	8-15-2029	355,000	305,747
Uber Technologies Incorporated (Industrials, Road & rail) 144A	8.00	11-1-2026	355,000	371,863
United Wholesale Mortgage LLC (Financials, Diversified financial services) 144A	5.50	11-15-2025	275,000	252,667
United Wholesale Mortgage LLC (Financials, Thrifts & mortgage finance) 144A	5.50	4-15-2029	280,000	232,308
USA Compression Partners LP (Energy, Energy equipment & services)	6.88	4-1-2026	175,000	171,500
The accompanying notes are an integral part of these financial statements.

32  |  Allspring Global Dividend Opportunity Fund

Portfolio of investments—April 30, 2022 (unaudited)

	Interest rate	Maturity date	Principal	Value
United States: 18.57% (continued)
USA Compression Partners LP (Energy, Energy equipment & services)	6.88%	9-1-2027	$55,000	$ 53,752
Venture Global LNG Incorporated (Energy, Oil, gas & consumable fuels) 144A	3.88	11-1-2033	45,000	39,152
Vistra Operations Company LLC (Utilities, Independent power & renewable electricity producers) 144A	5.63	2-15-2027	250,000	246,250
Vizient Incorporated (Health care, Health care providers & services) 144A	6.25	5-15-2027	275,000	283,938
W.R. Grace Holdings LLC (Energy, Energy equipment & services) 144A	5.63	8-15-2029	170,000	144,823
WASH Multifamily Acquisition Incorporated (Consumer discretionary, Household durables) 144A	5.75	4-15-2026	220,000	213,950
Werner FinCo LP (Industrials, Machinery) 144A	8.75	7-15-2025	345,000	355,109
Western Midstream Operating LP (Energy, Oil, gas & consumable fuels)	5.30	3-1-2048	275,000	238,563
Zayo Group Holdings Incorporated (Communication services, Diversified telecommunication services) 144A	6.13	3-1-2028	275,000	230,313
				42,450,740
Total Corporate bonds and notes (Cost $45,094,011)				42,513,147
Loans: 1.78%
Alliance Laundry Systems LLC (1 Month LIBOR +3.50%) (Industrials, Machinery) ±	4.52	10-8-2027	80	79
Asurion LLC (1 Month LIBOR +5.25%) (Financials, Insurance) ±	6.01	1-31-2028	220,000	213,193
Bausch Health Companies Incorporated (U.S. SOFR +5.25%) (Health care, Pharmaceuticals) <±	5.75	1-27-2027	135,000	130,444
Claros Mortgage Trust Incorporated (U.S. SOFR +4.50%) (Financials, Mortgage REITs) ‡±	5.00	8-9-2026	154,613	153,839
Clearwater Paper Corporation (1 Month LIBOR +3.00%) (Materials, Paper & forest products) ‡±	3.63	7-26-2026	5,000	4,950
DIRECTV Financing LLC (1 Month LIBOR +5.00%) (Communication services, Media) ±	5.76	8-2-2027	267,400	266,036
Emerald Topco Incorporated (1 Month LIBOR +3.50%) (Information technology, Software) ±	4.74	7-24-2026	115,766	114,008
GIP II Blue Holdings LP (1 Month LIBOR +1.00%) (Energy, Oil, gas & consumable fuels) ±	5.51	9-29-2028	149,172	148,581
Great Outdoors Group LLC (1 Month LIBOR +3.75%) (Consumer discretionary, Specialty retail) ±	4.51	3-6-2028	99,025	97,911
Hubbard Radio LLC (3 Month LIBOR +4.25%) (Communication services, Media) ±	5.25	3-28-2025	68,550	68,036
Intelsat Jackson Holdings SA (U.S. SOFR +4.25%) (Communication services, Diversified telecommunication services) <±	4.92	2-1-2029	284,283	275,755
LSF9 Atlantis Holdings LLC (U.S. SOFR +7.25%) (Consumer discretionary, Multiline retail) ‡±	8.00	3-31-2029	65,000	63,700
Mallinckrodt International Finance SA (3 Month LIBOR +5.25%) (Financials, Diversified financial services) ±	6.25	9-24-2024	277,670	257,539
Mileage Plus Holdings LLC (1 Month LIBOR +5.25%) (Industrials, Airlines) ±	6.25	6-21-2027	295,000	305,694
Naked Juice LLC (U.S. SOFR +3.25%) (Consumer staples, Food products) <±	4.00	1-24-2029	31,636	30,998
Nexus Buyer LLC (1 Month LIBOR +6.25%) (Information technology, Software) ±	6.75	10-29-2029	180,000	177,581
The accompanying notes are an integral part of these financial statements.

Allspring Global Dividend Opportunity Fund  |  33

Portfolio of investments—April 30, 2022 (unaudited)

	Interest rate	Maturity date	Principal	Value
Loans (continued)
Padagis LLC (1 Month LIBOR +4.75%) (Health care, Health care providers & services) ‡±	5.72%	7-6-2028	$70,588	$ 70,412
Polaris Newco LLC (1 Month LIBOR +4.00%) (Industrials, Commercial services & supplies) ±	4.76	6-2-2028	353,262	349,140
Resolute Investment Managers Incorporated (1 Month LIBOR +4.25%) (Financials, Diversified financial services) ±	5.26	4-30-2024	91,953	90,879
Resolute Investment Managers Incorporated (1 Month LIBOR +8.00%) (Financials, Diversified financial services) ‡±	9.24	4-30-2025	148,199	145,606
Ring Container Technologies (1 Month LIBOR +3.75%) (Industrials, Commercial services & supplies) ±	4.27	8-12-2028	39,900	39,588
Russell Investments US Institutional Holdco Incorporated (1 Month LIBOR +3.50%) (Financials, Diversified financial services) ±	5.00	5-30-2025	208,307	205,899
Surgery Center Holdings Incorporated (1 Month LIBOR +3.75%) (Health care, Health care equipment & supplies) ±	4.50	8-31-2026	167,865	166,163
The Geo Group Incorporated (3 Month LIBOR +2.00%) (Industrials, Commercial services & supplies) ±	2.77	3-22-2024	149,882	141,226
TK Elevator US Newco Incorporated (1 Month LIBOR +3.50%) (Industrials, Machinery) ±	4.02	7-30-2027	128,061	126,701
Truck Hero Incorporated (1 Month LIBOR +3.25%) (Consumer discretionary, Auto components) ±	4.01	1-31-2028	138,947	129,429
Werner FinCo LP (3 Month LIBOR +4.00%) (Industrials, Machinery) ±	5.01	7-24-2024	207,287	204,437
Wilsonart LLC (1 Month LIBOR +3.25%) (Consumer discretionary, Household durables) ±	4.25	12-31-2026	103,688	98,171
Total Loans (Cost $4,145,686)				4,075,995

	Dividend yield	Shares
Preferred stocks: 0.27%
United States: 0.27%
CoBank ACB (3 Month LIBOR +1.18%) (Financials, Banks) 144A±	1.34	750	618,750
Total Preferred stocks (Cost $495,000)			618,750

	Expiration date
Rights: 0.00%
Luxembourg: 0.00%
Intelsat Jackson Holdings SA Series A Contingent Value Rights (Communication services, Diversified telecommunication services) ♦†	12-5-2025	636	0
Intelsat Jackson Holdings SA Series B Contingent Value Rights (Communication services, Diversified telecommunication services) ♦†	12-5-2025	636	0
			0
Total Rights (Cost $0)			0

The accompanying notes are an integral part of these financial statements.

34  |  Allspring Global Dividend Opportunity Fund

Portfolio of investments—April 30, 2022 (unaudited)

	Interest rate	Maturity date	Principal	Value
Yankee corporate bonds and notes: 2.19%
Canada: 0.88%
Air Canada Pass-Through Trust Series 2020-1 Class C (Industrials, Airlines) 144A	10.50%	7-15-2026	$405,000	$ 457,300
Bausch Health Companies Incorporated (Health care, Pharmaceuticals) 144A	4.88	6-1-2028	85,000	75,416
Bausch Health Companies Incorporated (Health care, Pharmaceuticals) 144A	5.25	1-30-2030	605,000	419,931
Bausch Health Companies Incorporated (Health care, Pharmaceuticals) 144A	7.00	1-15-2028	25,000	20,625
Baytex Energy Corporation (Energy, Oil, gas & consumable fuels) 144A	8.75	4-1-2027	325,000	343,587
Bombardier Incorporated (Industrials, Aerospace & defense) 144A	6.00	2-15-2028	45,000	38,925
Bombardier Incorporated (Industrials, Aerospace & defense) 144A	7.13	6-15-2026	65,000	59,800
Bombardier Incorporated (Industrials, Aerospace & defense) 144A	7.88	4-15-2027	280,000	260,840
Northriver Midstream Finance LP (Energy, Oil, gas & consumable fuels) 144A	5.63	2-15-2026	295,000	287,625
Telesat Canada (Communication services, Wireless telecommunication services) 144A	5.63	12-6-2026	85,000	60,685
				2,024,734
France: 0.07%
Constellium SE (Materials, Metals & mining) 144A	5.88	2-15-2026	165,000	163,376
India: 0.22%
Fly Leasing Limited (Industrials, Trading companies & distributors) 144A	7.00	10-15-2024	585,000	514,923
Ireland: 0.16%
Ardagh Packaging Finance plc (Materials, Containers & packaging) 144A	5.25	4-30-2025	25,000	24,833
Ardagh Packaging Finance plc (Materials, Containers & packaging) 144A	5.25	8-15-2027	210,000	180,338
Castlelake Aviation Finance (Financials, Diversified financial services) 144A	5.00	4-15-2027	170,000	153,000
				358,171
Luxembourg: 0.00%
Intelsat Jackson Holdings SA (Communication services, Diversified telecommunication services) ♦†	5.50	8-1-2023	650,000	0
Malta: 0.12%
VistaJet (Industrials, Airlines) 144A	6.38	2-1-2030	310,000	270,531
Monaco: 0.08%
Navios Maritime Holdings Incorporated (Industrials, Transportation infrastructure) ♦‡	9.75	4-15-2024	244,225	191,566
Netherlands: 0.31%
Sensata Technologies BV (Industrials, Electrical equipment) 144A	4.00	4-15-2029	85,000	75,775
Sensata Technologies BV (Industrials, Electrical equipment) 144A	5.00	10-1-2025	97,000	96,273
Sensata Technologies BV (Industrials, Electrical equipment) 144A	5.63	11-1-2024	100,000	101,125
The accompanying notes are an integral part of these financial statements.

Allspring Global Dividend Opportunity Fund  |  35

Portfolio of investments—April 30, 2022 (unaudited)

	Interest rate	Maturity date	Principal	Value
Netherlands: 0.31% (continued)
Teva Pharmaceutical Finance Netherlands III BV (Health care, Pharmaceuticals)	4.75%	5-9-2027	$45,000	$ 41,175
Teva Pharmaceutical Finance Netherlands III BV (Health care, Pharmaceuticals)	5.13	5-9-2029	90,000	81,675
Teva Pharmaceutical Finance Netherlands III BV (Health care, Pharmaceuticals)	6.00	4-15-2024	310,000	310,000
				706,023
Spain: 0.19%
Grifols Escrow Issuer SA (Health care, Biotechnology) 144A	4.75	10-15-2028	470,000	428,828
United Kingdom: 0.16%
Connect U.S. Finco LLC (Communication services, Wireless telecommunication services) 144A	6.75	10-1-2026	125,000	121,563
VMED O2 UK Financing I plc (Communication services, Wireless telecommunication services) 144A	4.75	7-15-2031	275,000	235,813
				357,376
Total Yankee corporate bonds and notes (Cost $5,491,312)				5,015,528

		Yield	Shares
Short-term investments: 3.16%
Investment companies: 3.16%
Allspring Government Money Market Fund Select Class ♠∞##		0.26	7,221,582	7,221,582
Total Short-term investments (Cost $7,221,582)				7,221,582
Total investments in securities (Cost $258,282,542)	120.42%			275,293,746
Other assets and liabilities, net	(20.42)			(46,680,849)
Total net assets	100.00%			$228,612,897

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
‡	Security is valued using significant unobservable inputs.
†	Non-income-earning security
±	Variable rate investment. The rate shown is the rate in effect at period end.
<	All or a portion of the position represents an unfunded loan commitment. The rate represents the current interest rate if the loan is partially funded.
♦	The security is fair valued in accordance with procedures approved by the Board of Trustees.
##	All or a portion of this security is segregated for unfunded loans.
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.
#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

Abbreviations:
ADR	American depositary receipt
GDR	Global depositary receipt
LIBOR	London Interbank Offered Rate
REIT	Real estate investment trust
SOFR	Secured Overnight Financing Rate
The accompanying notes are an integral part of these financial statements.

36  |  Allspring Global Dividend Opportunity Fund

Portfolio of investments—April 30, 2022 (unaudited)

Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same adviser or investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$8,304,960	$54,677,575	$(55,760,953)	$0	$0	$7,221,582	7,221,582	$2,543
Written options
Description	Counterparty	Number of contracts	Notional amount	Exercise price	Expiration date	Value
Call
Dow Jones Industrial Average	Morgan Stanley Company	(12)	$ (416,400)	$ 347.00	5-20-2022	$ (5,760)
Dow Jones Industrial Average	Morgan Stanley Company	(177)	(6,372,000)	360.00	5-20-2022	(43,365)
Dow Jones Industrial Average	Morgan Stanley Company	(10)	(385,000)	385.00	6-17-2022	(114)
iShares MSCI EAFE ETF	Morgan Stanley Company	(31)	(224,750)	72.50	5-6-2022	0
iShares MSCI EAFE ETF	Morgan Stanley Company	(911)	(7,014,700)	77.00	5-6-2022	0
iShares MSCI EAFE ETF	Morgan Stanley Company	(10)	(71,000)	71.00	5-20-2022	(4,800)
iShares MSCI EAFE ETF	Morgan Stanley Company	(120)	(732,000)	66.00	5-27-2022	(45,600)
iShares MSCI EAFE ETF	Morgan Stanley Company	(311)	(2,083,700)	67.00	6-17-2022	(101,075)
iShares MSCI EAFE ETF	Morgan Stanley Company	(1,037)	(8,503,400)	82.00	6-17-2022	(3,900)
iShares MSCI EAFE ETF	Morgan Stanley Company	(1,259)	(8,687,100)	69.00	6-17-2022	(329,858)
iShares MSCI EAFE ETF	Morgan Stanley Company	(831)	(5,650,800)	68.00	6-17-2022	(219,800)
iShares MSCI Emerging Markets ETF	Morgan Stanley Company	(73)	(313,900)	43.00	5-6-2022	(3,248)
iShares MSCI Emerging Markets ETF	Morgan Stanley Company	(747)	(3,398,850)	45.50	5-20-2022	(35,482)
iShares MSCI Emerging Markets ETF	Morgan Stanley Company	(422)	(1,899,000)	45.00	5-27-2022	(13,504)
iShares MSCI Emerging Markets ETF	Morgan Stanley Company	(22)	(88,000)	40.00	6-17-2022	(7,348)
iShares MSCI Emerging Markets ETF	Morgan Stanley Company	(100)	(410,000)	41.00	6-17-2022	(28,650)
Nasdaq 100 Stock Index	Morgan Stanley Company	(3)	(4,762,500)	15,875.00	5-6-2022	0
Russell 2000 Index	Morgan Stanley Company	(37)	(7,677,500)	2,075.00	5-27-2022	(19,055)
S&P 500 Index	Morgan Stanley Company	(5)	(2,180,000)	4,360.00	5-6-2022	(2,625)
S&P 500 Index	Morgan Stanley Company	(5)	(2,160,000)	4,320.00	5-13-2022	(11,325)
S&P 500 Index	Morgan Stanley Company	(26)	(12,194,000)	4,690.00	5-13-2022	(455)
S&P 500 Index	Morgan Stanley Company	(22)	(10,824,000)	4,920.00	5-20-2022	(220)
S&P 500 Index	Morgan Stanley Company	(7)	(2,989,000)	4,270.00	5-20-2022	(35,560)
S&P 500 Index	Morgan Stanley Company	(4)	(1,628,000)	4,070.00	5-27-2022	(68,900)
S&P 500 Index	Morgan Stanley Company	(4)	(1,824,000)	4,560.00	5-27-2022	(1,500)
S&P 500 Index	Morgan Stanley Company	(3)	(1,509,000)	5,030.00	6-30-2022	(135)
S&P 500 Index	Morgan Stanley Company	(45)	(22,230,000)	4,940.00	7-15-2022	(7,537)
SPDR Euro STOXX 50 ETF	Morgan Stanley Company	(345)	(1,380,000)	40.00	5-20-2022	(12,075)
						$(1,001,891)
The accompanying notes are an integral part of these financial statements.

Allspring Global Dividend Opportunity Fund  |  37

Statement of assets and liabilities—April 30, 2022 (unaudited)

Assets
Investments in unaffiliated securities, at value (cost $251,060,960)	$ 268,072,164
Investments in affiliated securities, at value (cost $7,221,582)	7,221,582
Foreign currency, at value (cost $165,172)	165,060
Receivable for dividends and interest	1,884,179
Receivable for investments sold	1,745,529
Prepaid expenses and other assets	17,232
Total assets	279,105,746
Liabilities
Secured borrowing payable	47,500,000
Payable for investments purchased	1,661,033
Written options at value (premiums received $2,078,189)	1,001,891
Advisory fee payable	208,331
Administration fee payable	12,255
Trustees’ fees and expenses payable	2,560
Accrued expenses and other liabilities	106,779
Total liabilities	50,492,849
Total net assets	$ 228,612,897
Net assets consist of
Paid-in capital	$ 365,152,517
Total distributable loss	(136,539,620)
Total net assets	$ 228,612,897
Net asset value per share
Based on $228,612,897 divided by 43,243,489 shares issued and outstanding (unlimited number of shares authorized)	$5.29
The accompanying notes are an integral part of these financial statements.

38  |  Allspring Global Dividend Opportunity Fund

Statement of operations—six months ended April 30, 2022 (unaudited)

Investment income
Dividends (net of foreign withholdings taxes of $200,409)	$ 5,220,432
Interest	1,553,314
Income from affiliated securities	2,543
Total investment income	6,776,289
Expenses
Advisory fee	1,278,273
Administration fee	75,193
Custody and accounting fees	41,507
Professional fees	57,108
Shareholder report expenses	41,532
Trustees’ fees and expenses	9,976
Transfer agent fees	19,075
Interest expense	210,609
Other fees and expenses	26,294
Total expenses	1,759,567
Net investment income	5,016,722
Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Unaffiliated securities	4,351,272
Foreign currency and foreign currency translations	(35,415)
Forward foreign currency contracts	25,148
Written options	3,665,629
Net realized gains on investments	8,006,634
Net change in unrealized gains (losses) on
Unaffiliated securities	(35,049,649)
Foreign currency and foreign currency translations	(165)
Written options	1,474,869
Net change in unrealized gains (losses) on investments	(33,574,945)
Net realized and unrealized gains (losses) on investments	(25,568,311)
Net decrease in net assets resulting from operations	$(20,551,589)
The accompanying notes are an integral part of these financial statements.

Allspring Global Dividend Opportunity Fund  |  39

Statement of changes in net assets

	Six months ended April 30, 2022 (unaudited)	Year ended October 31, 2021
Operations
Net investment income	$ 5,016,722	$ 8,967,754
Net realized gains on investments	8,006,634	25,393,202
Net change in unrealized gains (losses) on investments	(33,574,945)	39,398,685
Net increase (decrease) in net assets resulting from operations	(20,551,589)	73,759,641
Distributions to shareholders from
Net investment income and net realized gains	(11,469,471)	(11,096,969)
Tax basis return of capital	0	(11,227,392)
Total distributions to shareholders	(11,469,471)	(22,324,361)
Capital share transactions
Cost of shares repurchased	0	(1,966,900)
Total increase (decrease) in net assets	(32,021,060)	49,468,380
Net assets
Beginning of period	260,633,957	211,165,577
End of period	$228,612,897	$260,633,957
The accompanying notes are an integral part of these financial statements.

40  |  Allspring Global Dividend Opportunity Fund

Statement of cash flows—six months ended April 30, 2022 (unaudited)

Cash flows from operating activities:
Net decrease in net assets resulting from operations	$ (20,551,589)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Purchase of long-term securities	(163,533,119)
Proceeds from the sales of long-term securities	165,605,765
Amortization, net	59,622
Purchases and sales of short-term securities, net	1,083,378
Proceeds from premiums received from written options	7,293,558
Payments to close written options	(3,197,118)
Increase in receivable for investments sold	(1,544,309)
Increase in receivable for dividends and interest	(280,081)
Decrease in prepaid expenses and other assets	15,541
Increase in payable for investments purchased	949,129
Increase in trustees’ fees and expenses payable	2,155
Decrease in advisory fee payable	(9,725)
Decrease in administration fee payable	(572)
Increase in accrued expenses and other liabilities	69,152
Litigation payments received	15
Net realized gains on investments	(4,341,005)
Net realized gains on written options	(3,665,629)
Net change in unrealized gains (losses) on investments	33,574,945
Net cash provided by operating activities	11,530,113
Cash flows from financing activities:
Cash distributions paid	(11,469,471)
Net cash used in financing activities	(11,469,471)
Net increase in cash	60,642
Cash (including foreign currency):
Beginning of period	104,418
End of period	$ 165,060
Supplemental cash disclosure
Cash paid for interest	$ 209,632
The accompanying notes are an integral part of these financial statements.

Allspring Global Dividend Opportunity Fund  |  41

Financial highlights
(For a share outstanding throughout each period)
		Year ended October 31
	Six months ended April 30, 2022 (unaudited)	2021	2020	2019	2018	2017
Net asset value, beginning of period	$6.03	$4.84	$5.87	$5.61	$6.68	$6.51
Net investment income	0.12	0.20 [1]	0.16	0.17	0.23	0.30
Net realized and unrealized gains (losses) on investments	(0.59)	1.51	(0.63)	0.68	(0.66)	0.46
Total from investment operations	(0.47)	1.71	(0.47)	0.85	(0.43)	0.76
Distributions to shareholders from
Net investment income	(0.27)	(0.26)	(0.18)	(0.20)	(0.22)	(0.32)
Tax basis return of capital	0.00	(0.26)	(0.39)	(0.40)	(0.43)	(0.28)
Total distributions to shareholders	(0.27)	(0.52)	(0.57)	(0.60)	(0.65)	(0.60)
Anti-dilutive effect of shares repurchased	0.00	0.00 [2]	0.01	0.01	0.01	0.01
Net asset value, end of period	$5.29	$6.03	$4.84	$5.87	$5.61	$6.68
Market value, end of period	$4.98	$5.81	$4.09	$5.55	$4.94	$6.26
Total return based on market value[3]	(10.21)%	56.27%	(16.35)%	25.71%	(11.55)%	24.77%
Ratios to average net assets (annualized)
Expenses	1.39% [4]	1.37% [4]	1.60% [4]	1.89% [4]	1.84% [4]	1.34% [4]
Net investment income	3.96% [4]	3.57% [4]	3.17% [4]	2.96% [4]	3.70% [4]	4.64% [4]
Supplemental data
Portfolio turnover rate	55%	105%	108%	109%	45%	79%
Net assets, end of period (000s omitted)	$228,613	$260,634	$211,166	$257,990	$253,389	$303,664
Borrowings outstanding, end of period (000s omitted)	$47,500	$47,500	$47,500	$47,500	$47,500	$47,500
Asset coverage per $1,000 of borrowing, end of period	$5,813	$6,487	$5,446	$6,431	$6,335	$7,393

[1]	Calculated based upon average shares outstanding
[2]	Amount is less than $0.005.
[3]	Total return is calculated assuming a purchase of common stock on the first day and a sale on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of these calculations to be reinvested at prices obtained under the Fund’s Automatic Dividend Reinvestment Plan. Total return does not reflect brokerage commissions that a shareholder would pay on the purchase and sale of shares.
[4]	Ratios include interest expense relating to interest associated with borrowings and/or leverage transactions as follows:

Six months ended April 30, 2022 (unaudited)	0.17%
Year ended October 31, 2021	0.15%
Year ended October 31, 2020	0.38%
Year ended October 31, 2019	0.57%
Year ended October 31, 2018	0.45%
Year ended October 31, 2017	0.15%
The accompanying notes are an integral part of these financial statements.

42  |  Allspring Global Dividend Opportunity Fund

Notes to financial statements (unaudited)
1. ORGANIZATION
Allspring Global Dividend Opportunity Fund (the “Fund”) was organized as a statutory trust under the laws of the state of Delaware on December 21, 2006 and is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
Effective on November 1, 2021, the sale transaction of Wells Fargo Asset Management ("WFAM") by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. was closed. In connection with the closing of the transaction, WFAM became known as Allspring Global Investments (“Allspring”) and various entities that provided services to the Fund changed their names to "Allspring", including Allspring Funds Management, LLC, the adviser to the Fund and Allspring Global Investments, LLC, the subadviser to the Fund. Consummation of the transaction resulted in new advisory and subadvisory agreements which became effective on November 1, 2021.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Allspring Global Investments Pricing Committee at Allspring Funds Management, LLC ("Allspring Funds Management").
Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On April 30, 2022, such fair value pricing was used in pricing certain foreign securities.
Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Forward foreign currency contracts are recorded at the forward rate provided by an independent foreign currency pricing source at a time each business day specified by the Allspring Global Investments Pricing Committee.
Options that are listed on a foreign or domestic exchange or market are valued at the closing mid-price. Non-listed options are valued at the evaluated price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Investments in registered open-end investment companies are valued at net asset value.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the

Allspring Global Dividend Opportunity Fund  |  43

Notes to financial statements (unaudited)
determination has been delegated to the Allspring Global Investments Pricing Committee. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Allspring Global Investments Pricing Committee which may include items for ratification.
Foreign currency translation
The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Allspring Global Investments Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.
Forward foreign currency contracts
A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on forward foreign currency contracts. The Fund is subject to foreign currency risk and may be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund's maximum risk of loss from counterparty credit risk is the unrealized gains on the contracts. This risk may be mitigated if there is a master netting arrangement between the Fund and the counterparty.
When-issued transactions
The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund's commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
Loans
The Fund may invest in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. The loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. Investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When the Fund purchases participations, it generally has no rights to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund assumes the credit risk of both the borrower and the lender that is selling the participation. When the Fund purchases assignments from lenders, it acquires direct rights against the borrower on the loan and may enforce compliance by the borrower with the terms of the loan agreement. Loans may include fully funded term loans or unfunded loan commitments, which are contractual obligations for future funding.
Options
The Fund may write covered call options or secured put options on individual securities and/or indexes. When the Fund writes an option, an amount equal to the premium received is recorded as a liability and is subsequently adjusted to the current market value of the written option. Premiums received from written options that expire unexercised are recognized as realized gains on the expiration date. For exercised options, the difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in calculating the realized gain or loss on the sale. If a put option is exercised, the premium reduces the cost of the security purchased. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security and/or index underlying the written option.
The Fund may also purchase call or put options. Premiums paid are included in the Statement of Assets and Liabilities as investments, the values of which are subsequently adjusted based on the current market values of the options. Premiums paid

44  |  Allspring Global Dividend Opportunity Fund

Notes to financial statements (unaudited)
for purchased options that expire are recognized as realized losses on the expiration date. Premiums paid for purchased options that are exercised or closed are added to the amount paid or offset against the proceeds received for the underlying security to determine the realized gain or loss. The risk of loss associated with purchased options is limited to the premium paid.
Options traded on an exchange are regulated and terms of the options are standardized. The Fund is subject to equity price risk. Purchased options traded over-the-counter expose the Fund to counterparty risk in the event the counterparty does not perform. This risk can be mitigated by having a master netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.
Income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Distributions to shareholders
Under a managed distribution plan, the Fund pays quarterly distributions to shareholders at an annual minimum fixed rate of 9% based on the Fund’s average monthly net asset value per share over the prior 12 months. The quarterly distributions may be sourced from income, paid-in capital, and/or capital gains, if any. To the extent that sufficient investment income is not available on a quarterly basis, the Fund may distribute paid-in capital and/ or capital gains, if any, in order to maintain its managed distribution level.
Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of April 30, 2022, the aggregate cost of all investments for federal income tax purposes was $259,156,692 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$ 30,144,163
Gross unrealized losses	(15,009,000)
Net unrealized gains	$ 15,135,163
As of October 31, 2021, the Fund had capital loss carryforwards which consisted of $134,819,044 in short-term capital losses and $20,492,250 in long-term capital losses.

Allspring Global Dividend Opportunity Fund  |  45

Notes to financial statements (unaudited)
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

46  |  Allspring Global Dividend Opportunity Fund

Notes to financial statements (unaudited)
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of April 30, 2022:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Australia	$ 0	$ 1,875,079	$ 0	$ 1,875,079
Brazil	5,134,619	0	0	5,134,619
Canada	3,882,172	0	0	3,882,172
China	0	7,172,162	0	7,172,162
France	0	12,840,617	0	12,840,617
Germany	0	5,465,916	0	5,465,916
Hong Kong	0	2,430,186	0	2,430,186
Indonesia	1,959,827	0	0	1,959,827
Ireland	3,272,422	0	0	3,272,422
Japan	0	9,481,035	0	9,481,035
Luxembourg	0	0	170,184	170,184
Netherlands	1,720,443	0	0	1,720,443
Singapore	0	2,598,312	0	2,598,312
South Korea	0	8,345,704	0	8,345,704
Switzerland	2,534,781	4,718,359	0	7,253,140
Taiwan	1,899,210	0	0	1,899,210
United Kingdom	0	17,847,529	0	17,847,529
United States	122,500,187	0	0	122,500,187
Corporate bonds and notes	0	42,513,147	0	42,513,147
Loans	0	3,637,488	438,507	4,075,995
Preferred stocks
United States	0	618,750	0	618,750
Rights
Luxembourg	0	0	0	0
Yankee corporate bonds and notes	0	4,823,962	191,566	5,015,528
Short-term investments
Investment companies	7,221,582	0	0	7,221,582
Total assets	$150,125,243	$124,368,246	$800,257	$275,293,746
Liabilities
Written options	$ 987,317	$ 14,574	$ 0	$ 1,001,891
Total liabilities	$ 987,317	$ 14,574	$ 0	$ 1,001,891
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the six months ended April 30, 2022, the Fund had no material transfers into/out of Level 3.
4. TRANSACTIONS WITH AFFILIATES
Advisory fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the adviser to the Fund and is entitled to receive a fee at an annual rate of 0.85% of the Fund’s average daily total assets. Total assets consist of the net assets of the Fund plus borrowings or other leverage for investment purposes to the extent excluded in calculating net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC, an affiliate of Allspring

Allspring Global Dividend Opportunity Fund  |  47

Notes to financial statements (unaudited)
Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate of 0.40% of the Fund’s average daily total assets.
Administration fee
Allspring Funds Management also serves as the administrator to the Fund, providing the Fund with a wide range of administrative services necessary to the operation of the Fund. Allspring Funds Management is entitled to receive an annual administration fee from the Fund equal to 0.05% of the Fund’s average daily total assets.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund had $2,120,531, $1,133,375 and $(38,255) in interfund purchases, sales and net realized gains (losses), respectively, during the six months ended April 30, 2022.
5. CAPITAL SHARE TRANSACTIONS
The Fund has authorized an unlimited number of shares with no par value. For the six months ended April 30, 2022 and year ended October 31, 2021, the Fund did not issue any shares.
Under an open-market share repurchase program (the “Buyback Program”), the Fund is authorized to repurchase up to 10% of its outstanding shares in open market transactions. The Fund’s Board of Trustees has delegated to Allspring Funds Management full discretion to administer the Buyback Program including the determination of the amount and timing of repurchases in accordance with the best interests of the Fund and subject to applicable legal limitations. During the six months ended ended April 30, 2022, the Fund did not repurchase any of its shares under the open-market share repurchase program. During the year ended October 31, 2021, the Fund purchased 407,291 of its shares on the open market at a total cost of $1,966,900.
6. BORROWINGS
The Fund has borrowed $47,500,000 through a revolving credit facility administered by a major financial institution (the “Facility”). The Facility has a commitment amount of $47,500,000. The Fund is charged interest at the 1 Month London Interbank Offered Rate (LIBOR) plus 0.70% and a commitment fee of 0.15% per annum of the unutilized amount of the commitment amount. With the market-wide transition away from LIBOR, when the 1 Month LIBOR ceases to be published (currently through June 30, 2023), the interest rate will transition to a spread over the secured overnight financing rate (SOFR) rather than a spread over LIBOR. The financial institution holds a security interest in all the assets of the Fund as collateral for the borrowing. Based on the nature of the terms of the Facility and comparative market rates, the carrying amount of the borrowings at April 30, 2022 approximates its fair value. If measured at fair value, the borrowings would be categorized as Level 2 under the fair value hierarchy.
During the six months ended April 30, 2022, the Fund had average borrowings outstanding of $47,500,000 at an average interest rate of 0.89% and paid interest in the amount of $210,609, which represents 0.17% of its average daily net assets (annualized).
7. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the six months ended April 30, 2022 were $161,754,924 and $164,910,964, respectively.
As of April 30, 2022, the Fund had unfunded loan commitments of $356,161 with unrealized losses of $(8,456).
8. DERIVATIVE TRANSACTIONS
During the six months ended April 30, 2022, the Fund entered into forward foreign currency contracts for economic hedging purposes and entered into written options for income generation and hedging purposes..

48  |  Allspring Global Dividend Opportunity Fund

Notes to financial statements (unaudited)
The volume of the Fund's derivative activity during the six months ended April 30, 2022 was as follows:
Options
Average number of contracts written	9,505
Forward foreign currency contracts
Average contract amounts to buy	$ 0
Average contract amounts to sell	20,670
A summary of the location of derivative instruments on the financial statements by primary risk exposure is outlined in the following table.
	Realized gains on derivatives	Change in unrealized gains (losses) on derivatives
Equity risk	$ 3,665,629	$ 1,474,869
Foreign currency risk	25,148	0
	$3,690,777	$1,474,869
The Fund's written option contracts are subject to a master netting arrangement. As of April 30, 2022, the Fund had written options contracts with the following counterparty which are subject to offset:
Counterparty	Value of written options	Collateral pledged[1]	Net amount
Morgan Stanley Company	$1,001,891	$(1,001,891)	$0
1 Collateral pledged within this table is limited to the collateral for the net transaction with the counterparty.
9. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
10. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.
11. SUBSEQUENT DISTRIBUTIONS
Under the managed distribution plan, on May 25, 2022, the Fund declared a distribution of $0.13350 per share payable on July 1, 2022 to common shareholders of record on June 13, 2022. This distribution is not reflected in the accompanying financial statements.

Allspring Global Dividend Opportunity Fund  |  49

Other information (unaudited)
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
ANNUAL MEETING OF SHAREHOLDERS
On February 7, 2022, an Annual Meeting of Shareholders for the Fund was held to consider the following proposal. The results of the proposal are indicated below.
Proposal 1 – Election of trustees:
Shares voted “For”	Timothy J. Penny	32,784,791
Shares voted “Against/Withhold”		1,599,415
Shares voted “For”	James G. Polisson	32,813,760
Shares voted “Against/Withhold”		1,570,446
Shares voted "For"	Pamela Wheelock	32,790,699
Shares voted "Against/Withhold"		1,593,507
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

50  |  Allspring Global Dividend Opportunity Fund

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
The following table provides basic information about the Board of Trustees (the “Trustees”) and Officers of the Fund. Each of the Trustees and Officers listed below acts in identical capacities for each fund in the Allspring family of funds, which consists of 137 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust, and four closed-end funds, including the Fund (collectively the “Fund Complex”). The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. The Board of Trustees is classified into three classes of which one is elected annually. Each Trustee serves a three-year term concurrent with the class from which the Trustee is elected. Each Officer serves an indefinite term.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Class I - Non-Interested Trustees to serve until 2023 Annual Meeting of Shareholders
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2010; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).	N/A
David F. Larcker (Born 1950)	Trustee, since 2010	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A
Olivia S. Mitchell (Born 1953)	Trustee, since 2010; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously taught at Cornell University from 1978 to 1993.	N/A

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Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Class II - Non-Interested Trustees to serve until 2024 Annual Meeting of Shareholders
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Class III - Non-Interested Trustees to serve until 2025 Annual Meeting of Shareholders
Timothy J. Penny (Born 1951)	Trustee, since 2010; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

52  |  Allspring Global Dividend Opportunity Fund

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. McKnight Foundation Consultant, November 2020 to February 2021. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Consultant (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

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Other information (unaudited)
Officers1
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	President, Chief Executive Officer and Director of Allspring Funds Management, LLC since 2017 and co-president of Galliard Capital Management, LLC, an affiliate of Allspring Funds Management, LLC, since 2019. Prior thereto, Head of Affiliated Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014. In addition, Mr. Owen was an Executive Vice President of Wells Fargo & Company from 2014 to 2021.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Kate McKinley (Born 1977)	Chief Legal Officer, since 2021	Chief Legal Officer of Allspring Global Investments since 2021. Prior thereto, held various roles at State Street Global Advisors beginning in 2010, including serving as Senior Vice President and General Counsel from 2019 to 2021, and Chief Operating Officer of the Institutional Client Group from 2016 - 2019. Prior to working at State Street Global Advisors served as Assistant General Counsel for Bank of America Corporation from 2005 to 2010 and as an Associate at WilmerHale from 2002 to 2005.
Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022	Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015 Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.
Matthew Prasse (Born 1983)	Secretary, since 2021	Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.
1  For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

54  |  Allspring Global Dividend Opportunity Fund

Automatic dividend reinvestment plan
AUTOMATIC DIVIDEND REINVESTMENT PLAN
All common shareholders are eligible to participate in the Automatic Dividend Reinvestment Plan (“the Plan”). Pursuant to the Plan, unless a common shareholder is ineligible or elects otherwise, all cash dividends and capital gains distributions are automatically reinvested by Computershare Trust Company, N.A., as agent for shareholders in administering the Plan (“Plan Agent”), in additional common shares of the Fund. Whenever the Fund declares an ordinary income dividend or a capital gain dividend (collectively referred to as “dividends”) payable either in shares or in cash, nonparticipants in the Plan will receive cash, and participants in the Plan will receive the equivalent in common shares. The shares are acquired by the Plan Agent for the participant’s account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“newly issued common shares”) or (ii) by purchase of outstanding common shares on the open-market (open-market purchases) on the NYSE Amex or elsewhere. If, on the payment date for any dividend or distribution, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (“market premium”), the Plan Agent will invest the amount of such dividend or distribution in newly issued shares on behalf of the participant. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value (“market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 505000, Louisville, Kentucky 40233 or by calling 1-800-730-6001.

Allspring Global Dividend Opportunity Fund  |  55

Transfer Agent, Registrar, Shareholder Servicing
Agent & Dividend Disbursing Agent
Computershare Trust Company, N.A.
P.O. Box 505000
Louisville, Kentucky 40233
1-800-730-6001
Website: allspringglobal.com
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2022 Allspring Global Investments Holdings, LLC. All rights reserved.
PAR-0522-00396 06-22
SGDO/SAR158 04-22

ITEM 2. CODE OF ETHICS

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. INVESTMENTS

A Portfolio of Investments for Allspring Global Dividend Opportunity Fund is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

PORTFOLIO MANAGERS

Justin P. Carr, CFA

Portfolio Manager, Systematic Edge Equity

Justin Carr is a portfolio manager for the Systematic Edge Equity team at Allspring Global Investments. He joined Allspring from its predecessor firm, Wells Fargo Asset Management (WFAM). Prior to WFAM, Justin served as an analyst for Evergreen Investments. He began his investment industry career in 2000. Justin earned a bachelor’s degree in business administration from the University of Vermont and a master’s degree in financial mathematics from Worcester Polytechnic Institute. He has earned the right to use the Chartered Financial Analyst® (CFA®) designation.

Harindra de Silva, Ph.D., CFA

Portfolio Manager, Co-Head of Systematic Research, Systematic Edge Equity

Harindra (Harin) de Silva is portfolio manager and co-head of Systematic Research for the Systematic Edge Equity team at Allspring Global Investments. He joined Allspring from its predecessor firm, Wells Fargo Asset Management (WFAM). Before WFAM, Harin was a principal at Analysis Group, Inc., where he was responsible for providing economic research services to institutional investors, including investment managers, large pension funds, and endowments. He focuses on the ongoing research effort for equity and factor-based asset allocation strategies. Harin earned a bachelor’s degree in mechanical engineering from the University of Manchester Institute of Science and Technology, a master’s degree in business administration with an emphasis in finance, a master’s degree in econometrics from the University of Rochester, and a Ph.D. in finance from the University of California, Irvine. He has earned the right to use the Chartered Financial Analyst® (CFA®) designation.

Vince Fioramonti, CFA

Senior Portfolio Manager, Systematic Edge Equity Vince Fioramonti is a senior portfolio manager for the Systematic Edge Equity team at Allspring Global Investments. He joined Allspring from its predecessor firm, Wells Fargo Asset Management (WFAM). Prior to joining WFAM, Vince served as a partner at Alpha Equity Management, LLC, where he managed the firm’s international equity strategies and was responsible for its technology infrastructure. Before that, he worked with ING and its predecessor Aetna organizations as the lead portfolio manager for the Aetna International Fund. Vince began his investment industry career in 1988 with Travelers Investment Management. Vince earned a bachelor’s degree in finance from the University of Dayton and a master’s degree in business administration from the University of Rochester. He has earned the right to use the Chartered Financial Analyst® (CFA®) designation.

Chris Lee, CFA

Senior Portfolio Manager, Plus Fixed Income

Chris Lee is a senior portfolio manager for the Plus Fixed Income team at Allspring Global Investments. He joined Allspring from its predecessor firm, Wells Fargo Asset Management (WFAM). He also served as head of high-yield trading for the WFAM U.S. High Yield Fixed Income team. Prior to this, he served as a managing director, co-portfolio manager, and head of trading for Silver Lake Credit. Preceding this, he was a senior analyst and portfolio manager for the U.S. High Yield team at WFAM. Earlier in his career, Chris served as a senior research analyst with Wells Fargo’s Proprietary Investment Group. He began his investment industry career in 2001. Chris earned a bachelor’s degree in political science from University of California, Irvine, where he graduated magna cum laude. He also earned a master’s degree in business administration from the Graduate School of Management at the University of California, Davis. Chris is a graduate of Wells Fargo’s Credit Management Training Program. He has earned the right to use the Chartered Financial Analyst® (CFA®) designation.

Megan Miller, CFA

Head of Systematic Options, Systematic Edge

Megan Miller is the head of Systematic Options for the Systematic Edge team at Allspring Global Investments. She is responsible for portfolio management and trading support for derivatives-based investment strategies. Megan is involved in both the research and portfolio construction of institutional client portfolios. Specifically, she researches new models and ways to enhance existing models used in the investment process and develops and maintains optimization inputs and volatility forecasts as well as optimization frameworks used to create client portfolios. She joined Allspring from its predecessor firm, Wells Fargo Asset Management (WFAM). Megan began her investment industry career in 2005. She earned a bachelor’s degree in applied mathematics from the University of California, Los Angeles, and a master’s degree in business administration with an emphasis in finance from the University of California, Berkeley. Megan has earned the right to use the Chartered Financial Analyst® (CFA®) designation.

Michael J. Schueller, CFA

Senior Portfolio Manager, Multi Sector Fixed Income - Plus and High Yield, WFAM Global Fixed Income

Mike Schueller is a senior portfolio manager with the Multi Sector Fixed Income - Plus and High Yield team at Allspring Global Investments. He joined Allspring as a senior investment research analyst from Strong Capital Management where he held a similar position. Mike rejoined Strong in 2000, having left the firm to start a trust department for Community Bank & Trust in Sheboygan, WI. He first joined Strong in 1998 as associate counsel in the legal department. Prior to this, he practiced law with Reinhart, Boerner, Van Deuren, Norris & Rieselbach, S.C. in Milwaukee, WI, specializing in corporate reorganizations, mergers and acquisitions. Mike earned a bachelor’s degree in economics from the University of Minnesota and a law degree from the University of Wisconsin, Madison. He has earned the right to use the Chartered Financial Analyst® (CFA®) designation.

OTHER FUNDS AND ACCOUNTS MANAGED

The following table provides information about the registered investment companies and other pooled investment vehicles and accounts managed by the portfolio manager of the Fund as of the Fund’s most recent period ended April 30, 2022.

Justin P. Carr

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	6	6	26
Total assets of above accounts (millions)	$1,498.94	$570.02	$708.33

performance based fee accounts:

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	0	0	1
Total assets of above accounts (millions)	$0.00	$0.00	$75.12

Harindra de Silva

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	14	17	14
Total assets of above accounts (millions)	$4,434.83	$928.65	$3,228.35

performance based fee accounts:

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	0	3	1
Total assets of above accounts (millions)	$0.00	$38.01	$18.89

Vince Fioramonti

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	4	1	13
Total assets of above accounts (millions)	$794.26	$65.07	$185.27

performance based fee accounts:

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	0	0	0
Total assets of above accounts (millions)	$0.00	$0.00	$0.00

Chris Lee

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	4	0	0
Total assets of above accounts (millions)	$2,060.07	$0	$0

performance based fee accounts:

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	0	0	0
Total assets of above accounts (millions)	$0.00	$0.00	$0.00

Megan Miller

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	1	2	4
Total assets of above accounts (millions)	$152.54	$142.94	$100.49

performance based fee accounts:

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	0	0	0
Total assets of above accounts (millions)	$0.00	$0.00	$0.00

Michael J. Schueller

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	12	1	1
Total assets of above accounts (millions)	$8,787.81	$52.90	$33.24

performance based fee accounts:

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	0	0	0
Total assets of above accounts (millions)	$0.00	$0.00	$0.00

MATERIAL CONFLICTS OF INTEREST

The Portfolio Managers face inherent conflicts of interest in their day-to-day management of the Funds and other accounts because the Funds may have different investment objectives, strategies and risk profiles than the other accounts managed by the Portfolio Managers. For instance, to the extent that the Portfolio Managers manage accounts with different investment strategies than the Funds, they may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for a Fund. Additionally, some of the accounts managed by the Portfolio Managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Funds. The differences in fee structures may provide an incentive to the Portfolio Managers to allocate more favorable trades to the higher-paying accounts.

To minimize the effects of these inherent conflicts of interest, the Sub-Advisers have adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that they believe address the potential conflicts associated with managing portfolios for multiple clients and ensure that all clients are treated fairly and equitably. Additionally, some of the Sub-Advisers minimize inherent conflicts of interest by assigning the Portfolio Managers to accounts having similar objectives. Accordingly, security block purchases are allocated to all accounts with similar objectives in proportionate weightings. Furthermore, the Sub-Advisers have adopted a Code of Ethics under Rule 17j-1 of the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940 (the “Advisers Act”) to address potential conflicts associated with managing the Funds and any personal accounts the Portfolio Managers may maintain.

Allspring Global LLC

Allspring Global LLC Portfolio Managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, Wells Capital Management has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

COMPENSATION

The Portfolio Managers were compensated by their employing sub-adviser from the fees the Adviser paid the Sub-Adviser using the following compensation structure:

Allspring Global. The compensation structure for Allspring Global Investment’s Portfolio Managers includes a competitive fixed base salary plus variable incentives (Allspring Global Management utilizes investment management compensation surveys as confirmation). Incentive bonuses are typically tied to pretax relative investment performance of all accounts under his or her management within acceptable risk parameters. Relative investment performance is generally evaluated for 1, 3, and 5 year performance results, with a predominant weighting on the 3- and 5- year time periods, versus the relevant benchmarks and/or peer groups consistent with the investment style. This evaluation takes into account relative performance of the accounts to each account’s individual benchmark and/or the relative composite performance of all accounts to one or more relevant benchmarks consistent with the overall investment style. In the case of each Fund, the benchmark(s) against which the performance of the Fund’s portfolio may be compared for these purposes generally are indicated in the Performance” sections of the Prospectuses.

BENEFICIAL OWNERSHIP OF THE FUND

The following table shows for each Portfolio Manager the dollar value of the Fund beneficially owned by the Portfolio Manager as of April 30, 2022:

Justin P. Carr	None
Harindra de Silva	None
Vince Fioramonti	$50,001-$100,000
Chris Lee	$50,001-$100,000
Megan Miller	None
Michael J. Schueller	None

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMEENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs
11/1/2021 to 11/30/2021	0	0.00	0	4,179,291
12/1/2021 to 12/31/2021	0	0.00	0	4,179,291
1/1/2022 to 1/31/2022	0	0.00	0	4,324,349
2/1/2022 to 2/28/2022	0	0.00	0	4,324,349
3/1/2022 to 3/31/2022	0	0.00	0	4,324,349
4/1/2022 to 4/30/2022	0	0.00	0	4,324,349
Total	0	0.00	0	4,324,349

On November 12, 2021, the Fund announced a renewal of its open-market share repurchase program (the “Buyback Program”). Under the renewed Buyback Program, the Fund may repurchase up to 10% of its outstanding shares in open market transactions during the period beginning on January 1, 2022 and ending on December 31, 2022. The Fund’s Board of Trustees has delegated to Allspring Funds Management, LLC, the Fund’s adviser, discretion to administer the Buyback Program, including the determination of the amount and timing of repurchases in accordance with the best interests of the Fund and subject to applicable legal limitations.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees that have been implemented since the registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Allspring Global Dividend Opportunity Fund disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the most recent fiscal half-year of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURES OF SECURITIES LENDING ACTIVITES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 13. EXHIBITS

(a)(1) Not applicable.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Allspring Global Dividend Opportunity Fund

By:
/s/ Andrew Owen

Andrew Owen
President

Date: June 27, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Allspring Global Dividend Opportunity Fund

By:
/s/ Andrew Owen

Andrew Owen
President

Date: June 27, 2022

By:
/s/ Jeremy DePalma

Jeremy DePalma
Treasurer

Date: June 27, 2022